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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices)          (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

ANNUAL REPORT

OCTOBER 31, 2020

Table of Contents

The Alger Funds II

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	12

Portfolio Summary (Unaudited)	20

Schedules of Investments	21

Statements of Assets and Liabilities	45

Statements of Operations	49

Statements of Changes in Net Assets	51

Financial Highlights	55

Notes to Financial Statements	71

Report of Independent Registered Public Accounting Firm	99

Additional Information (Unaudited)	101

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary, contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or your financial intermediary.

Shareholders’ Letter (Unaudited)	October 31, 2020

Dear Shareholders,

The New Normal Provides Reason for Optimism

As I write this letter, we are experiencing some of the most significant events in our country in many years, with voters preparing to cast ballots for the 46th presidential term in an election that is expected to have more participation than any in our history. At the same time, work to create Covid-19 vaccines is advancing quickly. This past year has been tremendously challenging for us all. The Covid-19 pandemic continues to spread across the U.S. and the world; the economic challenges and losses it has created will haunt many for years to come—even as we hopefully begin to see the end of the pandemic itself as public vaccination programs are expected to ramp up in 2021. During the past 12 months, our healthcare system was challenged by the Covid-19 pandemic while at the same time social justice issues became front and center in America. These issues are daunting and Alger has responded by supporting several causes related to social justice organizations and frontline healthcare workers.

I am proud to say our employees quickly adjusted to a remote work environment and achieved notable and attractive investment performance. As sobering as the past months have been, we remain hopeful for our future, notwithstanding the challenges that lie ahead.

We believe the following points are essential:

•	Investors may want to consider seeking companies that are benefiting from dramatic changes occurring throughout the economy, including innovation, rather than align portfolios based on the outcome of elections.

•	A “New Normal” may continue after the pandemic, which has dramatically accelerated the speed at which digitization and other forms of innovation are occurring in our personal lives and the business world.

•	The rapid transformation occurring across industries, we believe, will continue after the pandemic and potentially create attractive opportunities for well-managed, innovative companies to reward investors by generating strong earnings growth with new products that disrupt entire industries.

A Challenging Time

For the 12-month period ended October 31, 2020, the S&P 500 Index generated a 9.71% return. Corporate fundamentals initially supported investor sentiment, and from November 1, 2019 to the middle of February 2020, the S&P 500 Index climbed 12.18%. The spread of the novel coronavirus across the globe, however, caused investor sentiment to plummet and from the February 19 historical market peak to March 23, the S&P 500 Index dropped 33.79% as investors grew increasingly concerned that efforts to slow the growth of the virus, such as stay-at-home orders and economic shutdowns, would trigger a global recession.

Sentiment quickly reversed when the Federal Reserve (the Fed) responded aggressively with two rate cuts totaling 150 basis points, bringing the fed funds target rate to 0.0% - 0.25%. The Fed also unveiled a round of quantitative easing while U.S. legislators began creating programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals. Optimism about these stimulus efforts caused equities to reverse course and from late March until early September, the S&P 500 Index climbed more than 50%, even though fears of a recession were eventually realized when the U.S. reported that second quarter gross domestic product (GDP) contracted at an annual rate of 31.4%. Yet, other economic data supported optimistic sentiment. After peaking in May at approximately 25 million, U.S. continuing unemployment claims decreased while monthly retail sales (ex. food services) strengthened in June, July and August. Housing starts and the median sale price for existing homes also strengthened. Investors also remained optimistic that reopening the economy would support renewed GDP growth and a potential second wave of the coronavirus wouldn’t require extensive shutdowns of states’ economies.

The Fed, however, had a mixed impact on sentiment. On one hand, the Fed expressed its willingness to maintain low interest rates, but on the other hand, Fed Chairman Jerome Powell explained that additional stimulus from Congress was needed to support the economy. This concern was echoed by Federal Reserve Bank of Richmond President, Thomas Barkin, who stated in early August that the pandemic-sparked recession could take a turn for the worse if Congress doesn’t provide additional aid to workers and businesses.

As stimulus debates in Congress deteriorated and the pandemic appeared to strengthen, sentiment plunged and the S&P 500 Index declined 6.36% in September and October even though analysts surveyed by Bloomberg in early October said they believed the U.S. government would report that GDP grew at a 30% annualized rate in the third quarter. The U.S. Commerce Department in late October eventually reported 33.1% annualized GDP growth for the quarter.

International Markets Provide a Glimmer of Hope

Foreign equity markets also exhibited considerable volatility with MSCI ACWI ex USA Index declining 2.19% during the 12-month reporting period, although the MSCI Emerging Markets Index generated a positive 8.62% return over the same time period. Most of the positive performance of emerging markets was attributable to China and a handful of other Asian countries that implemented early and aggressive measures to curtail the pandemic. By containing the spread and reopening their economies, or in the case of Taiwan, avoiding the need for a shutdown, these countries are generating notable economic growth.

The Beneficiaries of Change

The pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. Many of these changes, we believe, will continue even after the pandemic.

•	Remote working: The widespread implementation of work from home has created strong demand for new technologies that support online collaboration, videoconferencing, business process management, network capacity and security. As remote working has grown, firms such as CrowdStrike Holdings, Inc. that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. We believe this trend may continue after the pandemic. In a June study by Gartner, Inc., 82% of executives said they plan on letting employees work remotely some of the time and 47% said they will allow employees to work remotely all of the time (executives could select more than one answer).

•	Communications: In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage dialogues. Everbridge, which provides text messaging and other digital communications for governments, employers and other organizations, is an example. During its second quarter earnings call, the company announced it had processed more than 700 million messages related to the pandemic.

•	E-commerce: Online shopping has seen near exponential acceleration while people have been under stay-at-home orders. In fact, FedEx recently said shipping volumes that were previously expected to be reached by 2026 will now be reached by 2023 due to increased e-commerce. This acceleration is occurring after decades of growth in online retailing, which increased 14.9% last year while overall retail sales increased only 3.8%. For this year, e-com- merce has grown 27% through August, compared to only 2% for brick and mortar retailing. This trend benefits large online retailers such as Amazon. com, Inc., but it is also helping smaller retailers who had the foresight to adopt and even primarily build their businesses online, often using technology from companies such as Shopify, Square and HubSpot.

•	Healthcare: The adoption of telemedicine has accelerated as healthcare consumers and medical professionals embrace the technology to practice social distancing. In addition to convenience for patients, telemedicine is helping healthcare providers reduce their reliance on costly offices within hospitals or other facilities. We believe the adoption of this technology will continue after the pandemic. Separately, the rapid advancements in developing vaccines have illustrated the groundbreaking power of genetic sequencing. It took only three months for researchers to prepare a Covid-19 vaccine for human trial, compared to 20 months for preparing a vaccine for SARS in 2003 and 11 months for Influenza A in Indonesia in 2006.

Going Forward

At Alger, we focus on in-depth fundamental research while striving to understand how large-scale changes, such as innovation, create investment opportunities. A potential change in the president, of course, is a significant factor, with each political party having meaningful differences in their platforms. Aligning portfolios based on the political party of a president, however, may be misguided and would have yielded disappointing results in recent years. For example, a portfolio of $10,000 invested in the S&P 500 Index only during either Republican or Democratic presidents from 1968 until 2020 would have grown to less than $200,000 compared to approximately $1.4 million that would have resulted from staying fully invested, regardless of the party in the White House. We believe our in-depth fundamental research may be better suited for finding companies that are potentially positioned to thrive during the new normal. At the same time, we are optimistic that an eventual recovery in earnings growth, low interest rates and a return to more normal conditions resulting from a potential coronavirus vaccine or new treatments for Covid-19 could support equity markets.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund generated a 34.65% return for the fiscal year ended October 31, 2020, compared to the 28.20% return of the Russell 3000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary Technology and the largest underweight was Consumer Staples. The Information Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance.

For the reporting period, the fund’s average portfolio allocation to long positions, which was increased by leverage, was 106.26%. The fund had a -6.57% allocation to short positions and a 0.31% allocation to cash.

Regarding individual long positions, Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; Alibaba Group Holding Ltd. Sponsored ADR; and NVIDIA Corp. were among the top contributors to performance. Amazon.com continues to generate strong high unit volume growth by taking market share from brick and mortar retailing and by growing its cloud computing service. During the reporting period, consumer uptake of one-day shipping supported the acceleration of the company’s online retailing. Later in the reporting period, investors became excited about the significant revenue gains associated with coronavirus quarantining and social distancing that are accelerating the pace at which e-commerce is capturing market share from traditional retailers. Additionally, investors reacted favorably to increased demand for Amazon.com’s cloud service, AWS, during the pandemic.

Short position Cboe Global Markets, Inc. also contributed to performance. Cboe Global Markets owns the Chicago Board Options Exchange and operates BATS Global Markets. The company faces potential competition from the Members Exchange, which seeks to put pressure on fees for U.S. equity transactions and market data. The share price of Cboe declined significantly when the company’s clients reduced their exposure to capital markets in the face of heightened volatility. This risk-off posturing reduced trading volumes. As the share price declined, the short position contributed to performance.

Detractors from Performance

The Energy and Consumer Staples sectors were among the sectors that detracted from results. Regarding individual positions, Live Nation Entertainment, Inc.; Luckin Coffee Inc Sponsored ADR Class A; TransDigm Group Incorporated; SVB Financial Group; and US Foods Holding Corp. were among the top detractors from performance. Live Nation Entertainment is the music industry’s largest concert promotor. Prior to the coronavirus pandemic, it was rapidly increasing the list of artists whose concerts it promotes and the volume of the company’s ticket sales was also growing significantly. In February, fears that the spread of the coronavirus could dramatically curtail live concerts sparked a selloff of Live Nation Entertainment stock that continued through the early portion of March. Investors’ fears materialized when Live Nation Entertainment was forced to cancel thousands of concerts in response to government stay-at-home orders and bans on events that attract large crowds of individuals. Live Nation Entertainment also announced that it would refund tickets for the cancelled events.

Short exposure to global logistics company FedEx Corp. also detracted from performance. We believe the company is facing increased competition from Amazon.com expanding its own logistics network. Unlike Amazon.com, FedEx hasn’t announced plans to provide same-day delivery. Shares of FedEx outperformed after the company posted a better-than- expected quarter driven by surging increases in e-commerce and tight airfreight markets. The company has offered no specific forward guidance, but it has provided generally positive commentary, explaining that it has started to focus on better pricing.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 36.67% for the fiscal year ended October 31, 2020, compared to the 9.71% return of the Fund’s benchmark, the S&P 500 Index.

During the reporting period, the average allocation to long positions was 81.19% and the average allocation to short positions was -29.55%. The Fund’s average cash allocation, which was a residual of long position sales and short sale proceeds, was 48.36%.

Based on the combined allocations of long and short positions, the Healthcare and Information Technology sectors were the largest sector weightings for the reporting period. Healthcare was the only sector overweighting and the Financials and Information Technology sectors were the largest underweightings.

Contributors to Performance

Long positions in aggregate, contributed to both absolute and relative performance. Short exposure, however, detracted from both absolute and relative performance. Based on the net exposure of long and short positions, the Healthcare and Consumer Discretionary sectors provided the largest contributions to relative performance.

Regarding long positions, Paylocity Holding Corp., Dermira, Inc., Nevro Corp. Wayfair, Inc., Cl. A and Chegg, Inc. were among the top contributors to performance. Chegg provides online textbook rentals and other internet-delivered services, such as homework help, tutoring and assistance with obtaining scholarships and finding internships. The company has been acquiring customers at a low cost, in part because it is a leader in providing supplementary educational services to college students. Chegg’s services seek to help students master subjects, improve their grades, graduate and pursue careers. The Covid-19 pandemic saw four-year college students across the country leave campuses and complete the spring semester remotely. As face-to-face learning was suspended, the company’s online tutoring became a sought-after resource. Chegg shares have performed strongly in large part due to the company generating strong subscriber growth. In our opinion, Chegg’s encouraging results underscore the company’s strong fundamentals.

Short exposure to Seritage Growth Properties, Cl. A also contributed to performance. Seritage Growth Properties is a publicly traded, self-administered and self-managed real estate investment trust with a portfolio of both wholly owned properties and joint venture properties. The company’s business model is predicated on finding tenants for big box, vacant retail spaces. The severe economic pullback brought on by the Covid-19 pandemic saw a significant drop in demand for brick and mortar retail properties. Additionally, some of the company’s new tenants include businesses like gyms, restaurants and movie theaters— most of which were shuttered due to the coronavirus lockdown. Furthermore, Seritage uses excessive leverage and can no longer cover interest expenses without selling properties, which could be difficult during an economic downturn. As the share price of Seritage Growth Properties declined, the short position contributed to performance.

Detractors from Performance

Based on the combined exposure of short and long positions, the Consumer Staples sector was the most significant detractor from relative performance. Regarding individual long positions, Portola Pharmaceuticals, Inc.; Ebix, Inc.; Bed Bath & Beyond, Inc.; Glaukos Corp.; and HEICO Corp., Cl. A. were among the most significant detractors from performance. Ebix provides software and e-commerce solutions to a variety of industries, including insurance, foreign currency exchanges, remittance and travel. Early in the reporting period, they announced performance that fell short of expectations, a result of Ebix intentionally deemphasizing its low margin Indian government services and maintaining a very conservative accounting reserve.

Among short positions, GTT Communications, Inc. was a top detractor from results. GTT Communications operates a global internet protocol network that connects its enterprise customers to business locations and cloud applications around the world. After its share price declined sharply in 2019 due to disappointing organic growth, shares of GTT partially rebounded from low levels as investors grew more optimistic that the company could potentially reduce its elevated financial leverage by selling assets. As the share price increased, the short exposure detracted from performance.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 25.15% for the fiscal year ended October 31, 2020, compared to the 8.62% return of its benchmark, the MSCI Emerging Markets Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. The Consumer Staples and Financials sectors were the largest contributors to relative performance.

Among countries, China, South Korea, the United States, New Zealand and Hong Kong were some of the top contributors to relative performance. Regarding individual positions, Tencent Holdings Ltd.; Alibaba Group Holding Ltd. Sponsored ADR; Meituan Cl. B; China Feihe Limited; and Kakao Corp. were among the top contributors to performance. Alibaba is China’s leading e-commerce company. Alibaba continues to experience robust revenue and earnings growth, despite heavy investments in media and entertainment, international e-commerce businesses, other consumer services and cloud computing. These results have supported the performance of Alibaba shares.

Detractors from Performance

The Healthcare sector detracted from results while India, Indonesia, Turkey and Taiwan were among countries that detracted from performance.

Regarding individual positions, PT Media Nusantara Citra Tbk; Mavi Giyim Sanayi ve Ticaret A.S.; HDFC Asset Management Co. Ltd.; Ray Co. Ltd; and IRB Brasil Resseguros SA. were among the most significant detractors from performance. India’s leading asset manager, HDFC Asset Management, experienced a fall in assets under management quarter over quarter, due to the decline of markets and a negative mix shift (away from equities and towards cash/ liquid investments) during the first three months of 2020. HDFC’s assets under management also declined due to a broad trend of actively managed equity funds representing a declining portion of investor assets for the second straight quarter, largely stemming from underperformance in several fund categories.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned 28.64% for the fiscal year ended October 31, 2020, compared to the 29.22% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest underweight was Healthcare. The Information Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance.

Regarding individual positions, Amazon.com, Inc.; Microsoft Corporation; Apple Inc.; Adobe Inc.; and salesforce.com, inc. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments identified in the Alger Spectra Fund discussion.

Detractors from Performance

The Communication Services and Healthcare sectors were among the sectors that detracted from results. Regarding individual positions, Live Nation Entertainment, Inc.; Hexcel Corp.; Boeing Company; PVH Corp.; and Allegion PLC. were among the top detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Spectra Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period ended October 31, 2020.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumers’ disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities.

Alger Dynamic Opportunities Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Cash positions may underperform relative to equity and fixed-income securities. Options and short sales could increase market exposure, magnifying losses and increasing volatility.

Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign securities, frontier markets, and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Responsible Investing Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumers’ disposable income, consumer preferences and social trends.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•	The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 emerging markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

FUND PERFORMANCE AS OF 9/30/20 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A (Inception 7/28/69)	34.29%	17.91%	16.31%
Alger Spectra Class C (Inception 9/24/08)	39.73%	18.28%	16.06%
Alger Spectra Class I (Inception 9/24/08)	41.85%	19.19%	16.97%

			SINCE
	1 YEAR	5 YEARS	INCEPTION
Alger Spectra Class Y (Inception 12/03/18)	42.26%	n/a	26.92%
Alger Spectra Class Z (Inception 12/29/10)	42.26%	19.56%	16.32%

FUND PERFORMANCE AS OF 9/30/20 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Dynamic Opportunities Class A (Inception 11/2/09)	27.45%	10.66%	8.34%	7.97%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	32.39%	10.99%	8.09%	7.67%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	34.80%	12.18%	n/a	8.83%

Alger Emerging Markets Class A (Inception 12/29/10)	21.91%	8.89%	n/a	2.22%
Alger Emerging Markets Class C (Inception 12/29/10)	26.51%	9.23%	n/a	1.96%
Alger Emerging Markets Class I (Inception 12/29/10)	28.57%	10.10%	n/a	2.74%
Alger Emerging Markets Class Z (Inception 2/28/14)	29.24%	10.56%	n/a	5.51%

Alger Responsible Investing Class A (Inception 12/4/00)	30.17%	16.63%	13.06%	5.10%
Alger Responsible Investing Class C (Inception 9/24/08)*	35.35%	16.97%	12.77%	10.71%
Alger Responsible Investing Class I (Inception 9/24/08)†	37.45%	17.88%	13.67%	11.57%
Alger Responsible Investing Class Z (Inception 10/14/16)	37.92%	n/a	n/a	21.40%

Alger Responsible Investing Fund Class A shares performance figures prior to January 12, 2007 are those of the Alger Green Institutional Fund and performance prior to October 19, 2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. As of December 30, 2016 the Alger Green Fund became the Alger Responsible Investing Fund.

Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Funds’ average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Figures for the Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
				9/24/2008,
				9/24/2008 and
	1 YEAR	5 YEARS	10 YEARS	7/28/1969
Class A (Inception 7/28/69)	27.57%	15.45%	15.46%	15.96%
Class C (Inception 9/24/08)*	32.60%	15.81%	15.22%	15.23%
Class I (Inception 9/24/08)†	34.61%	16.71%	16.12%	16.11%
Russell 3000 Growth Index	28.20%	16.84%	16.00%	n/a

				Since
	1 YEAR	5 YEARS	10 YEARS	12/3/2018
Class Y (Inception 12/3/2018)	35.11%	n/a	n/a	23.89%
Russell 3000 Growth Index	28.20%	n/a	n/a	21.66%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	35.10%	17.07%	n/a	15.86%
Russell 3000 Growth Index	28.20%	16.84%	n/a	15.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, LLC was the Fund’s investment adviser. The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumed dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, the S&P 500 Index (an unmanaged Index of Common Stocks) and the HFRI Equity Hedge (Total) Index (an unmanaged index of hedge funds) for the ten years ended October 31, 2020. Effective March 1, 2017, Weatherbie Capital, LLC, an indirect, wholly-owned subsidiary of Alger Group Holdings, LLC, the parent company of Fred Alger Management, LLC, began providing investment sub-advisory services for a portion of the assets of the Alger Dynamic Opportunities Fund. Figures for the Alger Dynamic Opportunities Fund Class A, the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Figures for the Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	29.50%	10.13%	8.18%	7.94%
Class C (Inception 12/29/10)*	34.64%	10.47%	7.94%	7.64%
S&P 500 Index	9.71%	11.71%	13.01%	13.27%
HFRI Equity Hedge (Total) Index	7.81%	5.22%	4.42%	4.91%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	37.08%	11.65%	n/a	8.79%
S&P 500 Index	9.71%	11.71%	n/a	12.48%
HFRI Equity Hedge (Total) Index	7.81%	5.22%	n/a	4.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through October 31, 2020. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel. Figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Figures for the Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class A (Inception 12/29/10)	18.61%	7.58%	n/a	2.33%
Class C (Inception 12/29/10)	23.19%	7.91%	n/a	2.07%
Class I (Inception 12/29/10)	25.19%	8.76%	n/a	2.85%
MSCI Emerging Markets Index	8.62%	8.31%	n/a	2.52%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	25.76%	9.22%	n/a	5.62%
MSCI Emerging Markets Index	8.62%	8.31%	n/a	4.90%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Prior to December 30, 2016, the Fund followed different investment strategies under the name “Alger Green Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Responsible Investing Fund Class A and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Responsible Investing Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	21.89%	14.03%	12.33%	4.89%
Russell 1000 Growth Index	29.22%	17.32%	16.31%	7.31%

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	9/24/2008
Class C (Inception 9/24/08)*	26.53%	14.35%	12.03%	10.29%
Class I (Inception 9/24/08)	28.60%	15.25%	12.93%	11.16%
Russell 1000 Growth Index	29.22%	17.32%	16.31%	14.42%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	29.11%	n/a	n/a	19.83%
Russell 1000 Growth Index	29.22%	n/a	n/a	21.00%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2020 (Unaudited)

		Alger Dynamic	Alger Responsible
SECTORS	Alger Spectra Fund*	Opportunities Fund*	Investing Fund
Communication Services	13.8%	4.8%	9.5%
Consumer Discretionary	22.4	12.9	17.2
Consumer Staples	(0.9)	(2.1)	3.8
Energy	0.0	0.1	0.0
Exchange Traded Funds	(0.6)	0.0	0.0
Financials	0.7	2.0	4.7
Healthcare	11.7	18.5	9.2
Industrials	5.8	4.7	4.0
Information Technology	42.6	13.0	44.2
Market Indices	0.0	(9.2)	0.0
Materials	3.1	(0.4)	2.6
Real Estate	1.1	(2.9)	3.0
Utilities	0.0	0.0	0.6
Short-Term Investments and Net Other Assets	0.3	58.6	1.2
	100.0%	100.0%	100.0%

	Alger Emerging
COUNTRY	Markets Fund
Brazil	5.9%
China	43.4
Greece	2.3
Hong Kong	2.7
India	11.3
Indonesia	2.0
Russia	2.0
South Korea	14.6
Taiwan	8.2
United States	2.1
Cash and Net Other Assets	5.5
	100.0%

*	Includes short sales as a reduction of sector exposure.
†	Based on net assets for each Fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—106.6%	SHARES	VALUE
AEROSPACE & DEFENSE—2.0%
HEICO Corp., Cl. A	591,575	$55,312,263
Mercury Systems, Inc.*	477,499	32,890,131
TransDigm Group, Inc.	120,566	57,559,414
		145,761,808
AIR FREIGHT & LOGISTICS—0.7%
XPO Logistics, Inc.*	549,964	49,496,760

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Lululemon Athletica, Inc.*	35,384	11,297,757
LVMH Moet Hennessy Louis Vuitton SE	133,998	62,813,945
		74,111,702
APPAREL RETAIL—0.7%
The TJX Cos., Inc.	940,313	47,767,900

APPLICATION SOFTWARE—10.2%
Adobe, Inc.*,+	465,238	208,007,909
Autodesk, Inc.*	92,951	21,893,679
Avalara, Inc.*	260,661	38,851,522
Cadence Design Systems, Inc.*	545,821	59,696,443
Five9, Inc.*	157,488	23,894,079
Intuit, Inc.	220,260	69,311,417
Palantir Technologies, Inc., Cl. A*,@,(a)	1,563,034	13,538,688
RingCentral, Inc., Cl. A*	246,363	63,645,417
salesforce.com, Inc.*,+	977,491	227,041,834
		725,880,988
AUTOMOBILE MANUFACTURERS—1.0%
Tesla, Inc.*	177,839	69,008,646

AUTOMOTIVE RETAIL—0.6%
Lithia Motors, Inc., Cl. A	199,635	45,830,207

BIOTECHNOLOGY—1.7%
BioMarin Pharmaceutical, Inc.*	138,190	10,285,482
Genmab AS*	72,662	24,272,069
Sarepta Therapeutics, Inc.*	155,486	21,132,102
Vertex Pharmaceuticals, Inc.*,+	322,018	67,095,671
		122,785,324
CASINOS & GAMING—0.6%
DraftKings, Inc., Cl. A*	1,154,720	40,877,088

CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.5%
PACCAR, Inc.	435,328	37,168,305

DATA PROCESSING & OUTSOURCED SERVICES—7.3%
Fidelity National Information Services, Inc.+	661,410	82,405,072
PayPal Holdings, Inc.*	772,995	143,877,559
Visa, Inc., Cl. A+	1,611,395	292,806,586
		519,089,217
DIVERSIFIED SUPPORT SERVICES—0.8%
Cintas Corp.+	189,276	59,536,766

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—106.6% (CONT.)	SHARES	VALUE
EDUCATION SERVICES—0.5%
Bright Horizons Family Solutions, Inc.*	228,705	$36,146,825

ELECTRONIC MANUFACTURING SERVICES—0.4%
Flex Ltd.*	2,083,310	29,478,837

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Waste Connections, Inc.	592,660	58,862,991

FINANCIAL EXCHANGES & DATA—0.9%
S&P Global, Inc.	199,916	64,518,891

FOOD DISTRIBUTORS—0.4%
US Foods Holding Corp.*	1,274,736	26,641,982

FOOTWEAR—1.6%
NIKE, Inc., Cl. B	927,569	111,382,486

HEALTHCARE EQUIPMENT—4.8%
Boston Scientific Corp.*,+	2,541,256	87,088,843
Danaher Corp.+	618,068	141,871,329
DexCom, Inc.*	136,333	43,569,300
Intuitive Surgical, Inc.*	56,800	37,890,144
Masimo Corp.*	156,890	35,115,120
		345,534,736
HEALTHCARE SERVICES—0.5%
Guardant Health, Inc.*	315,668	33,669,149

HEALTHCARE SUPPLIES—0.9%
Align Technology, Inc.*	143,225	61,025,308

HEALTHCARE TECHNOLOGY—0.9%
Teladoc Health, Inc.*	54,842	10,774,259
Veeva Systems, Inc., Cl. A*	193,276	52,194,184
		62,968,443
HOME IMPROVEMENT RETAIL—1.3%
Lowe’s Cos., Inc.	609,539	96,368,116

INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	235,143	64,955,902

INTERACTIVE MEDIA & SERVICES—9.9%
Alphabet, Inc., Cl. C*,+	192,156	311,486,797
Facebook, Inc., Cl. A*,+	1,170,541	307,981,042
Pinterest, Inc., Cl. A*	1,487,289	87,675,687
		707,143,526
INTERNET & DIRECT MARKETING RETAIL—12.9%
Alibaba Group Holding Ltd.#,*,+	1,066,304	324,892,166
Altaba, Inc.*,@,(b)	606,454	13,384,440
Amazon.com, Inc.*,+	173,289	526,131,396
Booking Holdings, Inc.*	14,052	22,799,370
MercadoLibre, Inc.*	36,259	44,020,239
		931,227,611
INTERNET SERVICES & INFRASTRUCTURE—1.4%
Shopify, Inc., Cl. A*	41,964	38,834,745

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—106.6% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—1.4% (CONT.)
Twilio, Inc., Cl. A*	224,267	$62,563,765
		101,398,510
LEISURE FACILITIES—1.1%
Vail Resorts, Inc.	333,190	77,313,408

LIFE SCIENCES TOOLS & SERVICES—1.3%
Lonza Group AG	59,694	36,169,204
Thermo Fisher Scientific, Inc.	122,084	57,760,382
		93,929,586
MANAGED HEALTHCARE—1.5%
UnitedHealth Group, Inc.+	356,778	108,867,239

METAL & GLASS CONTAINERS—1.2%
Ball Corp.	930,663	82,829,007

MOVIES & ENTERTAINMENT—1.6%
Netflix, Inc.*	152,833	72,708,771
Roku, Inc., Cl. A*	195,502	39,569,605
		112,278,376
PHARMACEUTICALS—1.0%
Horizon Therapeutics PLC*	212,919	15,954,021
Zoetis, Inc., Cl. A	349,142	55,356,464
		71,310,485
PROPERTY & CASUALTY INSURANCE—0.5%
The Progressive Corp.	402,660	37,004,454

RAILROADS—0.5%
Union Pacific Corp.	196,659	34,846,008

RESEARCH & CONSULTING SERVICES—1.5%
CoStar Group, Inc.*	84,839	69,874,249
TransUnion	463,250	36,902,495
		106,776,744
RESTAURANTS—1.5%
Chipotle Mexican Grill, Inc., Cl. A*	11,871	14,262,769
Shake Shack, Inc., Cl. A*	512,160	34,581,043
Starbucks Corp.	679,080	59,052,797
		107,896,609
SEMICONDUCTOR EQUIPMENT—1.3%
Enphase Energy, Inc.*	107,510	10,545,656
Lam Research Corp.	234,409	80,186,631
		90,732,287
SEMICONDUCTORS—8.9%
Advanced Micro Devices, Inc.*	841,793	63,378,595
Micron Technology, Inc.*	730,397	36,768,185
NVIDIA Corp.	329,037	164,965,990
NXP Semiconductors NV	597,101	80,680,287
QUALCOMM, Inc.	1,099,055	135,579,425
Taiwan Semiconductor Manufacturing Co., Ltd.#	866,492	72,672,684

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—106.6% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—8.9% (CONT.)
Universal Display Corp.	394,672	$78,267,404
		632,312,570
SPECIALTY CHEMICALS—1.1%
The Sherwin-Williams Co.+	116,497	80,147,606

SYSTEMS SOFTWARE—8.4%
Crowdstrike Holdings, Inc., Cl. A*	50,086	6,202,650
Microsoft Corp.+	2,888,037	584,740,851
ServiceNow, Inc.*	15,031	7,478,975
		598,422,476
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.9%
Apple, Inc.+	4,514,549	491,453,804

WIRELESS TELECOMMUNICATION SERVICES—3.1%
T-Mobile US, Inc.*	2,010,746	220,317,439

TOTAL COMMON STOCKS
(Cost $4,355,894,235)		7,615,076,122

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(b),(c)	2,912,012	436,802
(Cost $13,104,054)		436,802

REAL ESTATE INVESTMENT TRUST—1.1%	SHARES	VALUE
SPECIALIZED—1.1%
Crown Castle International Corp.	484,371	75,658,750
(Cost $55,382,026)		75,658,750

SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES —0.1%
Crosslink Ventures Capital LLC*,@,(b),(c)	294	7,350,000
(Cost $7,350,000)		7,350,000
Total Investments
(Cost $4,431,730,315)	107.8%	$7,698,521,674
Affiliated Securities (Cost $20,454,054)		7,786,802
Unaffiliated Securities (Cost $4,411,276,261)		7,690,734,872
Securities Sold Short (Proceeds $588,241,389)	(8.1)%	(576,368,129)
Other Assets in Excess of Liabilities	0.3%	18,548,877
NET ASSETS	100.0%	$7,140,702,422

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Restricted security - Security restricted from resale until the public disclosure of the company’s financial results for the year ending December 31, 2020.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2020 (Continued)

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Altaba, Inc.	10/24/18	$1,704,939	0.03%	$2,140,415	0.03%
Altaba, Inc.	10/25/18	2,562,470	0.04%	3,201,739	0.04%
Altaba, Inc.	10/29/18	2,492,386	0.04%	3,242,767	0.05%
Altaba, Inc.	10/30/18	1,640,707	0.03%	2,174,866	0.03%
Altaba, Inc.	10/31/18	591,342	0.01%	746,187	0.01%
Altaba, Inc.	11/6/18	2,386,078	0.04%	1,878,466	0.03%
Crosslink Ventures Capital LLC	10/2/20	7,350,000	0.10%	7,350,000	0.10%
Palantir Technologies, Inc., Cl. A	10/1/20	10,291,507	0.14%	13,538,688	0.19%
Prosetta Biosciences, Inc., Series D	2/6/15	13,104,054	0.28%	436,802	0.01%
Total				$34,709,930	0.49%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2020

COMMON STOCKS—(8.1)%	SHARES	VALUE
ADVERTISING—(0.1)%
Omnicom Group, Inc.	(164,854)	$(7,781,109)

AEROSPACE & DEFENSE—(0.3)%
Lockheed Martin Corp.	(20,300)	(7,107,639)
Northrop Grumman Corp.	(34,775)	(10,078,491)
		(17,186,130)
APPAREL ACCESSORIES & LUXURY GOODS—(0.1)%
Hanesbrands, Inc.	(301,162)	(4,839,673)

APPLICATION SOFTWARE—(0.4)%
Duck Creek Technologies, Inc.	(157,275)	(6,821,017)
New Relic, Inc.	(102,930)	(6,243,734)
SAP SE#	(94,737)	(10,120,754)
Slack Technologies, Inc., Cl. A	(263,370)	(6,737,005)
		(29,922,510)
BIOTECHNOLOGY—(0.1)%
Gilead Sciences, Inc.	(136,664)	(7,947,012)

CABLE & SATELLITE—(0.3)%
Sirius XM Holdings, Inc.	(3,234,893)	(18,535,937)

COMMUNICATIONS EQUIPMENT—(0.2)%
Ciena Corp.	(116,327)	(4,582,121)
Cisco Systems, Inc.	(273,776)	(9,828,558)
		(14,410,679)
CONSTRUCTION MACHINERY & HEAVY TRUCKS—(0.3)%
Trinity Industries, Inc.	(535,807)	(10,094,604)
Westinghouse Air Brake Technologies Corp.	(174,663)	(10,357,516)
		(20,452,120)
DIVERSIFIED BANKS—(0.3)%
Citigroup, Inc.	(438,550)	(18,164,741)

ELECTRICAL COMPONENTS & EQUIPMENT—(0.1)%
Hubbell, Inc., Cl. B	(25,183)	(3,664,378)

ELECTRONIC MANUFACTURING SERVICES—(0.2)%
IPG Photonics Corp.	(90,002)	(16,736,772)

EXCHANGE TRADED FUNDS—(0.6)%
Consumer Staples Select Sector SPDR Fund	(329,288)	(20,501,471)
Utilities Select Sector SPDR Fund	(388,665)	(24,244,923)
		(44,746,394)
HEALTHCARE EQUIPMENT—(0.8)%
iShares 20+ Year Treasury Bond ETF	(331,045)	(52,162,760)

HOTELS RESORTS & CRUISE LINES—(0.1)%
Royal Caribbean Cruises Ltd.	(131,738)	(7,432,658)

HOUSEHOLD PRODUCTS—(0.3)%
Energizer Holdings, Inc.	(89,435)	(3,519,267)
The Clorox Co.	(67,344)	(13,957,044)
		(17,476,311)
INDUSTRIAL CONGLOMERATES—(0.3)%
3M Co.	(149,759)	(23,955,450)

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2020 (Continued)

COMMON STOCKS—(8.1)% (CONT.)	SHARES	VALUE
INTEGRATED TELECOMMUNICATION SERVICES—(0.3)%
AT&T, Inc.	(754,164)	$(20,377,511)

INTERNET & DIRECT MARKETING RETAIL—(0.1)%
Pinduoduo, Inc.#	(50,369)	(4,532,203)

IT CONSULTING & OTHER SERVICES—(0.1)%
International Business Machines Corp.	(90,936)	(10,153,914)

METAL & GLASS CONTAINERS—0.0%
Silgan Holdings, Inc.	(35,810)	(1,233,655)

MOVIES & ENTERTAINMENT—(0.1)%
Spotify Technology SA	(41,218)	(9,887,786)

MULTI-SECTOR HOLDINGS—(0.4)%
Berkshire Hathaway, Inc., Cl. B	(127,913)	(25,825,634)

PACKAGED FOODS & MEATS—(1.0)%
Campbell Soup Co.	(310,518)	(14,491,875)
General Mills, Inc.	(335,924)	(19,859,827)
McCormick & Co., Inc.	(85,424)	(15,419,886)
The Hershey Co.	(152,932)	(21,022,033)
		(70,793,621)
PAPER PACKAGING—(0.1)%
Amcor PLC	(718,015)	(7,488,896)

RESTAURANTS—(0.1)%
Restaurant Brands International, Inc.	(182,308)	(9,480,016)

SECURITY & ALARM SERVICES—0.0%
The Brink’s Co.	(50,421)	(2,159,531)

SEMICONDUCTORS—(0.4)%
Intel Corp.	(680,439)	(30,129,838)

SYSTEMS SOFTWARE—(0.6)%
iShares Expanded Tech-Software Sector ETF	(127,974)	(38,929,690)
Oracle Corp.	(129,083)	(7,242,847)
		(46,172,537)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.4)%
Logitech International SA	(69,103)	(5,849,569)
Seagate Technology PLC	(489,369)	(23,401,626)
		(29,251,195)
TRUCKING—0.0%
Werner Enterprises, Inc.	(91,193)	(3,467,158)

TOTAL COMMON STOCKS
(Proceeds $588,241,389)		$(576,368,129)
Total Securities Sold Short
(Proceeds $588,241,389)		$(576,368,129)

#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—72.9%	SHARES	VALUE
AEROSPACE & DEFENSE—3.5%
HEICO Corp.+	37,572	$3,946,939
HEICO Corp., Cl. A	10,572	988,482
Kratos Defense & Security Solutions, Inc.*,+	72,802	1,375,230
Teledyne Technologies, Inc.*	3,141	971,040
TransDigm Group, Inc.+	16,127	7,699,191
		14,980,882
AIR FREIGHT & LOGISTICS—0.2%
XPO Logistics, Inc.*	8,049	724,410

APPAREL ACCESSORIES & LUXURY GOODS—0.2%
Canada Goose Holdings, Inc.*	1,364	42,530
Moncler SpA	23,757	950,599
		993,129
APPLICATION SOFTWARE—8.0%
Altair Engineering, Inc., Cl. A*,+	7,466	321,262
ANSYS, Inc.*	4,619	1,405,885
Avalara, Inc.*	13,439	2,003,083
Bill.com Holdings, Inc.*	9,649	964,900
Cerence, Inc.*	27,049	1,476,334
DocuSign, Inc., Cl. A*	6,652	1,345,367
Ebix, Inc.+	76,120	1,374,727
Everbridge, Inc.*,+	36,281	3,798,258
Five9, Inc.*	10,417	1,580,467
Globant SA*	1,162	209,869
HubSpot, Inc.*	8,371	2,428,176
LivePerson, Inc.*	9,567	511,452
Mimecast Ltd.*	9,462	361,543
Palantir Technologies, Inc., Cl. A*,@	26,838	232,465
Paylocity Holding Corp.*,+	50,699	9,405,678
Pluralsight, Inc., Cl. A*	55,267	867,692
SPS Commerce, Inc.*,+	17,523	1,499,794
The Trade Desk, Inc., Cl. A*,+	352	199,390
Vertex, Inc., Cl. A*	144,576	3,504,522
		33,490,864
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Hamilton Lane, Inc., Cl. A	46,015	3,207,246
StepStone Group, Inc., Cl. A*	83,013	2,134,264
		5,341,510
AUTOMOBILE MANUFACTURERS—0.4%
Tesla, Inc.*	2,499	969,712
Winnebago Industries, Inc.	16,402	770,074
		1,739,786
BIOTECHNOLOGY—5.7%
ACADIA Pharmaceuticals, Inc.*,+	152,224	7,070,805
BioMarin Pharmaceutical, Inc.*	32,746	2,437,285
BioNTech SE#,*	6,068	517,964
Forte Biosciences, Inc.*	41,577	1,586,578
Invitae Corp.*	21,627	847,995

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—72.9% (CONT.)	SHARES	VALUE
BIOTECHNOLOGY—5.7% (CONT.)
Moderna, Inc.*	10,194	$687,789
Natera, Inc.*	106,507	7,163,661
Puma Biotechnology, Inc.*	232,327	1,944,577
Ultragenyx Pharmaceutical, Inc.*	20,284	2,038,542
		24,295,196
CASINOS & GAMING—0.5%
DraftKings, Inc., Cl. A*	34,572	1,223,849
Penn National Gaming, Inc.*	18,712	1,010,074
		2,233,923
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.2%
PACCAR, Inc.	11,514	983,065

CONSUMER FINANCE—0.6%
dMY Technology Group, Inc. II, Cl. A*	155,290	1,560,664
LendingTree, Inc.*	2,501	809,299
		2,369,963
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
PayPal Holdings, Inc.*	13,499	2,512,569

DISTRIBUTORS—0.1%
Pool Corp.	1,752	612,902

DIVERSIFIED SUPPORT SERVICES—0.7%
Cintas Corp.	2,715	854,003
Copart, Inc.*	18,807	2,075,541
		2,929,544
EDUCATION SERVICES—4.2%
Chegg, Inc.*,+	241,535	17,738,330

ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Generac Holdings, Inc.*	5,977	1,256,067

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
Novanta, Inc.*	6,135	666,997
Trimble, Inc.*	19,367	932,134
		1,599,131
ENVIRONMENTAL & FACILITIES SERVICES—2.3%
Casella Waste Systems, Inc., Cl. A*,+	58,585	3,163,004
Waste Connections, Inc.+	65,840	6,539,229
		9,702,233
FINANCIAL EXCHANGES & DATA—0.4%
MarketAxess Holdings, Inc.	2,772	1,493,692

FOOD DISTRIBUTORS—0.7%
US Foods Holding Corp.*	148,664	3,107,078

GENERAL MERCHANDISE STORES—1.0%
Ollie’s Bargain Outlet Holdings, Inc.*	49,568	4,316,877

HEALTHCARE DISTRIBUTORS—0.2%
PetIQ, Inc., Cl. A*	30,434	869,195

HEALTHCARE EQUIPMENT—7.0%
DexCom, Inc.*	4,135	1,321,463

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—72.9% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—7.0% (CONT.)
Glaukos Corp.*,+	40,592	$2,269,905
Insulet Corp.*,+	27,447	6,100,096
Intuitive Surgical, Inc.*	2,433	1,623,006
iRhythm Technologies, Inc.*	4,802	1,015,383
Nevro Corp.*,+	100,429	14,985,010
NuVasive, Inc.*	9,991	443,900
Tandem Diabetes Care, Inc.*	18,366	2,001,894
		29,760,657
HEALTHCARE FACILITIES—0.0%
US Physical Therapy, Inc.+	2,603	206,496

HEALTHCARE SERVICES—0.4%
Guardant Health, Inc.*	17,585	1,875,616

HEALTHCARE SUPPLIES—0.7%
Quidel Corp.*	10,666	2,861,581
Silk Road Medical, Inc.*	1,507	91,324
		2,952,905
HEALTHCARE TECHNOLOGY—1.4%
Inspire Medical Systems, Inc.*	682	81,451
Tabula Rasa HealthCare, Inc.*	73,209	2,528,639
Teladoc Health, Inc.*	13,149	2,583,253
Veeva Systems, Inc., Cl. A*	3,508	947,335
		6,140,678
HOMEFURNISHING RETAIL—0.1%
Williams-Sonoma, Inc.	5,894	537,592

INSURANCE BROKERS—0.4%
eHealth, Inc.*	7,763	520,975
Goosehead Insurance, Inc., Cl. A	9,017	1,104,943
		1,625,918
INTERACTIVE HOME ENTERTAINMENT—0.6%
Activision Blizzard, Inc.	26,623	2,016,160
Take-Two Interactive Software, Inc.*	3,166	490,477
		2,506,637
INTERACTIVE MEDIA & SERVICES—3.7%
Alphabet, Inc., Cl. C*	1,931	3,130,170
Facebook, Inc., Cl. A*	24,279	6,388,048
Pinterest, Inc., Cl. A*	107,429	6,332,940
		15,851,158
INTERNET & DIRECT MARKETING RETAIL—7.4%
Alibaba Group Holding Ltd.#,*	5,134	1,564,278
Amazon.com, Inc.*	2,623	7,963,821
Booking Holdings, Inc.*	1,204	1,953,490
Farfetch Ltd., Cl. A*	55,287	1,555,223
Fiverr International Ltd.*	6,582	963,736
Magnite, Inc.*	179,550	1,621,337
MercadoLibre, Inc.*	3,240	3,933,522

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—72.9% (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—7.4% (CONT.)
Wayfair, Inc., Cl. A*,+	45,271	$11,228,566
		30,783,973
INTERNET SERVICES & INFRASTRUCTURE—1.4%
BigCommerce Holdings, Inc.*	2,776	203,758
Shopify, Inc., Cl. A*	6,133	5,675,663
		5,879,421
IT CONSULTING & OTHER SERVICES—0.3%
EPAM Systems, Inc.*,+	3,977	1,228,694

LEISURE FACILITIES—1.0%
Planet Fitness, Inc., Cl. A*	18,434	1,092,583
Vail Resorts, Inc.	12,677	2,941,571
		4,034,154
LIFE SCIENCES TOOLS & SERVICES—1.3%
Bio-Techne Corp.	5,728	1,445,804
NeoGenomics, Inc.*	103,860	4,074,428
		5,520,232
MANAGED HEALTHCARE—2.1%
Progyny, Inc.*,+	359,631	8,764,207

MOVIES & ENTERTAINMENT—1.9%
Netflix, Inc.*	8,798	4,185,560
Roku, Inc., Cl. A*	19,002	3,846,005
		8,031,565
OIL & GAS EQUIPMENT & SERVICES—0.3%
Core Laboratories NV	95,728	1,383,270

PHARMACEUTICALS—0.7%
Aerie Pharmaceuticals, Inc.*	124,244	1,318,229
Horizon Therapeutics PLC*	20,441	1,531,644
		2,849,873
REAL ESTATE SERVICES—2.3%
FirstService Corp.+	72,931	9,784,423

REGIONAL BANKS—0.6%
Signature Bank	33,475	2,702,772

RESEARCH & CONSULTING SERVICES—0.2%
CoStar Group, Inc.*	1,255	1,033,631

RESTAURANTS—0.2%
Wingstop, Inc.	6,922	805,236

SEMICONDUCTOR EQUIPMENT—0.9%
Applied Materials, Inc.	35,389	2,096,091
Lam Research Corp.	4,306	1,472,996
SolarEdge Technologies, Inc.*	769	198,164
		3,767,251
SEMICONDUCTORS—2.3%
Advanced Micro Devices, Inc.*	30,256	2,277,974
Impinj, Inc.*	66,891	1,706,389
Inphi Corp.*	4,387	613,127

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—72.9% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—2.3% (CONT.)
QUALCOMM, Inc.	16,408	$2,024,091
Universal Display Corp.	14,843	2,943,516
		9,565,097
SYSTEMS SOFTWARE—2.0%
Crowdstrike Holdings, Inc., Cl. A*	1,577	195,296
Microsoft Corp.	36,952	7,481,671
Rapid7, Inc.*	14,632	906,160
		8,583,127
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.9%
Apple, Inc.	73,137	7,961,694

THRIFTS & MORTGAGE FINANCE—0.0%
Axos Financial, Inc.*,+	7,223	196,899

TRADING COMPANIES & DISTRIBUTORS—0.2%
SiteOne Landscape Supply, Inc.*	6,164	736,536

TRUCKING—0.1%
Old Dominion Freight Line, Inc.	2,036	387,593

TOTAL COMMON STOCKS (Cost $265,388,383)		308,747,651

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	6,213
(Cost $186,381)		6,213

WARRANTS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Forte Biosciences, Inc., 2/20/21*,@	61,681	1,702,149
(Cost $0)		1,702,149

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Adolor Corp., CPR*,@,(a),(c)	49,870	–
Tolero CDR*,@,(a),(d)	126,108	87,015
		87,015
TOTAL RIGHTS (Cost $67,638)		87,015

SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Crosslink Ventures Capital LLC*,@,(a),(b)	37	925,000
(Cost $925,000)		925,000

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2020 (Continued)

PURCHASED OPTIONS—0.0%

SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—0.0%
Lemonade, Inc., 12/17/21, 100.00*	$25,145	BNP Paribas	5	$27,850
(Cost $29,161)				27,850
TOTAL PURCHASED OPTIONS (Cost $29,161)				27,850
Total Investments (Cost $266,596,563)			73.5%	$311,495,878
Affiliated Securities (Cost $1,111,381)				931,213
Unaffiliated Securities (Cost $265,485,182)				310,564,665
Securities Sold Short (Proceeds $144,471,079)			(32.1)%	(135,843,668)
Other Assets in Excess of Liabilities			58.6%	248,009,071
NET ASSETS			100.0%	$423,661,281

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.
(d)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Adolor Corp., CPR	10/24/11	$0	0.00%	$0	0.00%
Crosslink Ventures Capital LLC	10/2/20	925,000	0.24%	925,000	0.22%
Forte Biosciences, Inc., Warrants	2/19/20	0	0.00%	1,702,149	0.40%
Palantir Technologies, Inc., Cl. A	10/1/20	176,586	0.05%	232,465	0.06%
Prosetta Biosciences, Inc., Series D	2/6/15	186,381	0.25%	6,213	0.00%
Tolero CDR	2/6/17	67,638	0.09%	87,015	0.02%
Total				$2,952,842	0.70%

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2020

COMMON STOCKS—(26.9)%	SHARES	VALUE
ADVERTISING—(0.6)%
Omnicom Group, Inc.	(51,469)	$(2,429,337)

AEROSPACE & DEFENSE—(0.3)%
The Boeing Co.	(9,826)	(1,418,776)

AIR FREIGHT & LOGISTICS—(0.1)%
Forward Air Corp.	(7,014)	(441,672)

APPAREL ACCESSORIES & LUXURY GOODS—(0.3)%
Carter’s, Inc.	(9,541)	(777,114)
Under Armour, Inc., Cl. C	(44,798)	(547,880)
		(1,324,994)
APPAREL RETAIL—(0.3)%
Urban Outfitters, Inc.	(59,093)	(1,320,138)

APPLICATION SOFTWARE—(1.0)%
Elastic NV	(8,975)	(910,155)
ShotSpotter, Inc.	(82,566)	(2,420,009)
SS&C Technologies Holdings, Inc.	(9,649)	(571,414)
Yext, Inc.	(27,504)	(456,016)
		(4,357,594)
ASSET MANAGEMENT & CUSTODY BANKS—(0.1)%
Main Street Capital Corp.	(13,097)	(358,727)

BIOTECHNOLOGY—(0.4)%
FibroGen, Inc.	(18,476)	(709,109)
Flexion Therapeutics, Inc.	(69,522)	(833,569)
		(1,542,678)
CABLE & SATELLITE—(0.5)%
Sirius XM Holdings, Inc.	(367,199)	(2,104,050)

CASINOS & GAMING—(0.2)%
Las Vegas Sands Corp.	(19,694)	(946,494)
Twin River Worldwide Holdings, Inc.	(700)	(16,989)
Wynn Resorts Ltd.	(705)	(51,063)
		(1,014,546)
COMMUNICATIONS EQUIPMENT—(0.1)%
F5 Networks, Inc.	(2,980)	(396,161)

CONSTRUCTION MACHINERY & HEAVY TRUCKS—(0.5)%
Nikola Corp.	(24,013)	(439,678)
Trinity Industries, Inc.	(41,594)	(783,631)
Westinghouse Air Brake Technologies Corp.	(16,525)	(979,933)
		(2,203,242)
DATA PROCESSING & OUTSOURCED SERVICES—(1.1)%
MAXIMUS, Inc.	(32,707)	(2,210,339)
NIC, Inc.	(70,935)	(1,590,363)
The Western Union Co.	(39,249)	(763,001)
		(4,563,703)
DIVERSIFIED BANKS—(0.4)%
Citigroup, Inc.	(18,004)	(745,726)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2020 (Continued)

COMMON STOCKS—(26.9)% (CONT.)	SHARES	VALUE
DIVERSIFIED BANKS—(0.4)% (CONT.)
JPMorgan Chase & Co.	(7,040)	$(690,202)
		(1,435,928)
DIVERSIFIED SUPPORT SERVICES—(0.8)%
Healthcare Services Group, Inc.	(154,181)	(3,527,661)
Viad Corp.	(1,012)	(20,240)
		(3,547,901)
ELECTRONIC MANUFACTURING SERVICES—(0.2)%
IPG Photonics Corp.	(5,250)	(976,290)

FOOD RETAIL—(0.3)%
Grocery Outlet Holding Corp.	(25,016)	(1,101,204)

HEALTHCARE DISTRIBUTORS—(0.1)%
Henry Schein, Inc.	(8,015)	(509,594)

HEALTHCARE EQUIPMENT—(0.4)%
Hill-Rom Holdings, Inc.	(8,301)	(755,972)
Zimmer Biomet Holdings, Inc.	(6,565)	(867,237)
		(1,623,209)
HEALTHCARE TECHNOLOGY—(0.4)%
Castlight Health, Inc., Cl. B	(7,950)	(7,019)
Cerner Corp.	(23,821)	(1,669,614)
		(1,676,633)
HOME FURNISHINGS—(0.3)%
La-Z-Boy, Inc.	(11,252)	(385,156)
Leggett & Platt, Inc.	(21,457)	(895,401)
		(1,280,557)
HOUSEHOLD PRODUCTS—(1.7)%
Church & Dwight Co., Inc.	(40,250)	(3,557,698)
The Clorox Co.	(17,383)	(3,602,627)
		(7,160,325)
INDUSTRIAL MACHINERY—(1.1)%
Enerpac Tool Group Corp., Cl. A	(229,997)	(4,100,846)
Proto Labs, Inc.	(3,890)	(459,331)
		(4,560,177)
INTEGRATED OIL & GAS—(0.2)%
Occidental Petroleum Corp.	(85,596)	(781,491)

INTERNET & DIRECT MARKETING RETAIL—(0.4)%
Pinduoduo, Inc.#	(18,169)	(1,634,847)
Stitch Fix, Inc., Cl. A	(813)	(27,992)
		(1,662,839)
INTERNET SERVICES & INFRASTRUCTURE—(1.0)%
Fastly, Inc., Cl. A	(17,078)	(1,084,624)
GTT Communications, Inc.	(350,165)	(1,292,109)
Snowflake, Inc., Cl. A	(7,595)	(1,898,902)
		(4,275,635)
INVESTMENT BANKING & BROKERAGE—(0.2)%
The Goldman Sachs Group, Inc.	(3,466)	(655,213)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2020 (Continued)

COMMON STOCKS—(26.9)% (CONT.)	SHARES	VALUE
IT CONSULTING & OTHER SERVICES—(0.8)%
International Business Machines Corp.	(30,499)	$(3,405,518)

MARKET INDICES—(9.2)%
Invesco QQQ Trust Series 1	(16,878)	(4,546,595)
iShares Russell 2000 Growth ETF	(139,149)	(31,053,881)
SPDR S&P 500 ETF Trust	(9,900)	(3,232,746)
		(38,833,222)
METAL & GLASS CONTAINERS—(0.2)%
Silgan Holdings, Inc.	(26,399)	(909,446)

MOVIES & ENTERTAINMENT—(0.3)%
Spotify Technology SA	(5,583)	(1,339,306)

PACKAGED FOODS & MEATS—(0.8)%
Campbell Soup Co.	(33,087)	(1,544,170)
General Mills, Inc.	(22,074)	(1,305,015)
The Hershey Co.	(4,477)	(615,408)
		(3,464,593)
PAPER PACKAGING—(0.2)%
Sealed Air Corp.	(25,162)	(996,164)

PHARMACEUTICALS—(0.1)%
Bausch Health Cos., Inc.	(25,402)	(419,133)

PROPERTY & CASUALTY INSURANCE—(0.4)%
Kinsale Capital Group, Inc.	(3,954)	(741,256)
Palomar Holdings, Inc.	(10,252)	(914,171)
Universal Insurance Holdings, Inc.	(5,810)	(72,451)
		(1,727,878)
REGIONAL BANKS—(0.2)%
Great Western Bancorp, Inc.	(74,701)	(970,366)

RESTAURANTS—(0.6)%
Aramark	(29,439)	(816,638)
Papa John’s International, Inc.	(163)	(12,486)
Shake Shack, Inc., Cl. A	(6,477)	(437,327)
Texas Roadhouse, Inc., Cl. A	(15,311)	(1,072,229)
		(2,338,680)
SPECIALIZED CONSUMER SERVICES—(0.1)%
OneSpaWorld Holdings Ltd.	(92,972)	(577,356)

SYSTEMS SOFTWARE—(0.7)%
Fortinet, Inc.	(5,946)	(656,260)
Oracle Corp.	(26,778)	(1,502,514)
Zscaler, Inc.	(3,894)	(528,611)
		(2,687,385)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.1)%
Seagate Technology PLC	(9,859)	(471,457)

TRUCKING—(0.2)%
Werner Enterprises, Inc.	(24,355)	(925,977)

TOTAL COMMON STOCKS (Proceeds $119,389,280)		$(113,789,095)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2020 (Continued)

REAL ESTATE INVESTMENT TRUST—(5.2)%	SHARES	VALUE
DIVERSIFIED—(1.2)%
Empire State Realty Trust, Inc., Cl. A	(937,565)	$(5,044,099)

HEALTHCARE—(1.2)%
Omega Healthcare Investors, Inc.	(169,758)	(4,890,727)

OFFICE—(2.5)%
Douglas Emmett, Inc.	(60,494)	(1,427,658)
Hudson Pacific Properties, Inc.	(87,646)	(1,688,062)
Paramount Group, Inc.	(370,676)	(2,142,507)
SL Green Realty Corp.	(43,690)	(1,870,369)
Vornado Realty Trust	(119,351)	(3,667,655)
		(10,796,251)
RETAIL—(0.3)%
CBL & Associates Properties, Inc.	(13,748)	(2,076)
Pennsylvania Real Estate Investment Trust	(6,036)	(3,012)
Seritage Growth Properties, Cl. A	(103,031)	(1,311,585)
Washington Prime Group, Inc.	(11,653)	(6,823)
		(1,323,496)
TOTAL REAL ESTATE INVESTMENT TRUST (Proceeds $25,081,799)		$(22,054,573)
Total Securities Sold Short (Proceeds $144,471,079)		$(135,843,668)

#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—94.5%	SHARES	VALUE
BRAZIL—5.9%
DATA PROCESSING & OUTSOURCED SERVICES—1.4%
StoneCo Ltd., Cl. A*	5,800	$304,732

DRUG RETAIL—0.9%
Dimed SA Distribuidora da Medicamentos	56,000	199,981

GENERAL MERCHANDISE STORES—1.7%
Magazine Luiza SA	86,000	369,165

SPECIALTY STORES—1.9%
Pet Center Comercio e Participacoes SA*,(a)	128,193	396,571

TOTAL BRAZIL (Cost $1,170,017)		1,270,449

CHINA—43.4%
APPAREL ACCESSORIES & LUXURY GOODS—2.2%
Li Ning Co., Ltd.	93,000	484,707

APPLICATION SOFTWARE—1.3%
Beijing Thunisoft Corp., Ltd., Cl. A	79,974	279,434

AUTOMOBILE MANUFACTURERS—3.3%
Geely Automobile Holdings Ltd.	352,000	723,305

CONSTRUCTION MACHINERY & HEAVY TRUCKS—3.9%
Sany Heavy Industry Co., Ltd., Cl. A	214,997	835,890

EDUCATION SERVICES—2.3%
New Oriental Education & Technology Group, Inc.#,*	3,100	497,178

INTERACTIVE MEDIA & SERVICES—11.3%
Baidu, Inc.#,*	3,000	399,150
Tencent Holdings Ltd.	26,607	2,032,912
		2,432,062
INTERNET & DIRECT MARKETING RETAIL—17.4%
Alibaba Group Holding Ltd.#,*	4,208	1,282,136
Dada Nexus Ltd.#,*	13,700	452,237
JD.com, Inc.#,*	14,900	1,214,648
Meituan, Cl. B*	21,633	806,455
		3,755,476
PACKAGED FOODS & MEATS—1.7%
China Feihe Ltd.(a)	166,000	377,687

TOTAL CHINA (Cost $6,820,742)		9,385,739

GREECE—2.3%
SPECIALTY STORES—2.3%
JUMBO SA	35,000	490,593
(Cost $645,474)

HONG KONG—2.7%
FINANCIAL EXCHANGES & DATA—2.7%
Hong Kong Exchanges & Clearing Ltd.	12,300	589,396
(Cost $418,526)

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—94.5% (CONT.)	SHARES	VALUE
INDIA—11.3%
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Titan Co., Ltd.	20,000	$313,398

CONSUMER FINANCE—2.5%
Manappuram Finance Ltd.	255,000	532,270

HEALTHCARE SERVICES—2.1%
Metropolis Healthcare Ltd.(a)	17,000	449,249

HOUSEHOLD APPLIANCES—2.3%
Amber Enterprises India Ltd.	17,000	493,393

OIL & GAS REFINING & MARKETING—3.0%
Reliance Industries Ltd.	23,663	655,284

TOTAL INDIA (Cost $2,298,135)		2,443,594

INDONESIA—2.0%
REGIONAL BANKS—2.0%
Bank BTPN Syariah Tbk PT (Cost $264,999)	1,728,570	431,639

RUSSIA—2.0%
APPAREL RETAIL—2.0%
Detsky Mir PJSC (Cost $477,810)	318,579	441,113

SOUTH KOREA—14.6%
HEALTHCARE EQUIPMENT—2.8%
Ray Co., Ltd.*	17,600	609,892

INTERACTIVE MEDIA & SERVICES—2.9%
Kakao Corp.	2,120	616,933

PACKAGED FOODS & MEATS—1.8%
Orion Corp.	4,100	392,069

SEMICONDUCTORS—1.9%
LEENO Industrial, Inc.	3,739	401,373

SPECIALTY CHEMICALS—2.3%
Chunbo Co., Ltd.	3,723	491,724

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.9%
Samsung Electronics Co., Ltd.	12,713	637,746

TOTAL SOUTH KOREA (Cost $2,437,548)		3,149,737

TAIWAN—8.2%
SEMICONDUCTORS—8.2%
Realtek Semiconductor Corp.	61,000	759,758
Taiwan Semiconductor Manufacturing Co., Ltd.	67,000	1,013,493
(Cost $1,674,908)		1,773,251

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—94.5% (CONT.)	SHARES	VALUE
UNITED STATES—2.1%
IT CONSULTING & OTHER SERVICES—2.1%
EPAM Systems, Inc.*	1,500	$463,425
(Cost $307,967)
TOTAL COMMON STOCKS (Cost $16,516,126)		20,438,936
Total Investments
(Cost $16,516,126)	94.5%	$20,438,936
Unaffiliated Securities (Cost $16,516,126)		20,438,936
Other Assets in Excess of Liabilities	5.5%	1,184,548
NET ASSETS	100.0%	$21,623,484

#	American Depositary Receipts.
(a)	Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities represent 5.7% of the net assets of the Fund.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—95.8%	SHARES	VALUE
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Levi Strauss & Co., Cl. A	23,983	$378,452
Lululemon Athletica, Inc.*	3,073	981,178
		1,359,630
APPLICATION SOFTWARE—11.5%
Adobe, Inc.*	6,785	3,033,574
Autodesk, Inc.*	4,433	1,044,149
Intuit, Inc.	594	186,920
Paycom Software, Inc.*	947	344,793
salesforce.com, Inc.*	14,859	3,451,300
Workday, Inc., Cl. A*	1,906	400,489
		8,461,225
AUTO PARTS & EQUIPMENT—0.7%
Aptiv PLC	5,666	546,712

BIOTECHNOLOGY—2.5%
Sarepta Therapeutics, Inc.*	3,487	473,918
Vertex Pharmaceuticals, Inc.*	6,639	1,383,302
		1,857,220
BUILDING PRODUCTS—0.7%
Allegion PLC	5,588	550,418

COMMUNICATIONS EQUIPMENT—0.6%
Cisco Systems, Inc.	12,929	464,151

DATA PROCESSING & OUTSOURCED SERVICES—6.8%
PayPal Holdings, Inc.*	10,184	1,895,548
Visa, Inc., Cl. A	17,582	3,194,825
		5,090,373
DISTRIBUTORS—0.5%
Pool Corp.	1,157	404,753

DIVERSIFIED BANKS—0.5%
JPMorgan Chase & Co.	3,626	355,493

EDUCATION SERVICES—0.5%
Bright Horizons Family Solutions, Inc.*	2,367	374,104

ELECTRIC UTILITIES—0.6%
NextEra Energy, Inc.	5,908	432,525

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Rockwell Automation, Inc.	1,599	379,155

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
Cognex Corp.	5,696	375,366
Trimble, Inc.*	9,100	437,983
		813,349
ELECTRONIC MANUFACTURING SERVICES—0.6%
Flex Ltd.*	32,516	460,101

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Tetra Tech, Inc.	3,729	376,293

FINANCIAL EXCHANGES & DATA—2.1%
Intercontinental Exchange, Inc.	3,430	323,792

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—95.8% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.1% (CONT.)
S&P Global, Inc.	3,891	$1,255,742
		1,579,534
FOOD DISTRIBUTORS—0.4%
Sysco Corp.	5,900	326,329

FOOD RETAIL—0.5%
The Kroger Co.	11,850	381,689

FOOTWEAR—1.6%
NIKE, Inc., Cl. B	9,691	1,163,695

HEALTHCARE EQUIPMENT—0.7%
DexCom, Inc.*	675	215,717
Edwards Lifesciences Corp.*	4,755	340,885
		556,602
HEALTHCARE SERVICES—0.9%
Cigna Corp.	4,158	694,261

HOME IMPROVEMENT RETAIL—2.7%
The Home Depot, Inc.	7,586	2,023,262

HOUSEHOLD PRODUCTS—1.7%
The Procter & Gamble Co.	9,138	1,252,820

INDUSTRIAL CONGLOMERATES—1.1%
Honeywell International, Inc.	4,985	822,276

INDUSTRIAL GASES—1.6%
Air Products & Chemicals, Inc.	4,187	1,156,617

INDUSTRIAL MACHINERY—0.7%
Xylem, Inc.	5,737	499,922

INTERACTIVE HOME ENTERTAINMENT—0.6%
Electronic Arts, Inc.*	3,981	477,043

INTERACTIVE MEDIA & SERVICES—7.7%
Alphabet, Inc., Cl. A*	1,240	2,003,976
Alphabet, Inc., Cl. C*	927	1,502,676
Facebook, Inc., Cl. A*	8,550	2,249,591
		5,756,243
INTERNET & DIRECT MARKETING RETAIL—8.4%
Amazon.com, Inc.*	1,797	5,455,962
Etsy, Inc.*	5,861	712,639
		6,168,601
INVESTMENT BANKING & BROKERAGE—1.0%
Morgan Stanley	15,491	745,892

IT CONSULTING & OTHER SERVICES—0.8%
Accenture PLC, Cl. A	2,605	565,051

LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	1,567	363,607

LIFE SCIENCES TOOLS & SERVICES—1.0%
Agilent Technologies, Inc.	4,610	470,635

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—95.8% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—1.0% (CONT.)
Illumina, Inc.*	886	$259,332
		729,967
MANAGED HEALTHCARE—1.1%
Humana, Inc.	1,990	794,567

METAL & GLASS CONTAINERS—1.0%
Ball Corp.	8,031	714,759

MOVIES & ENTERTAINMENT—1.2%
Live Nation Entertainment, Inc.*	7,667	374,150
The Walt Disney Co.	4,273	518,101
		892,251
PHARMACEUTICALS—3.0%
Bristol-Myers Squibb Co.	11,377	664,986
Merck & Co., Inc.	10,929	821,970
Zoetis, Inc., Cl. A	4,902	777,212
		2,264,168
PROPERTY & CASUALTY INSURANCE—1.1%
The Progressive Corp.	8,642	794,200

RAILROADS—0.5%
Union Pacific Corp.	2,098	371,745

RESTAURANTS—0.5%
Starbucks Corp.	4,304	374,276

SEMICONDUCTOR EQUIPMENT—2.7%
ASML Holding NV	1,580	570,712
Lam Research Corp.	4,234	1,448,367
		2,019,079
SEMICONDUCTORS—3.2%
NVIDIA Corp.	3,519	1,764,286
Taiwan Semiconductor Manufacturing Co., Ltd.#	7,005	587,509
		2,351,795
SOFT DRINKS—1.2%
PepsiCo, Inc.	6,849	912,903

SYSTEMS SOFTWARE—9.3%
Microsoft Corp.	33,905	6,864,745

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.6%
Apple, Inc.	51,716	5,629,804

TOTAL COMMON STOCKS (Cost $30,439,420)		71,173,205

REAL ESTATE INVESTMENT TRUST—3.0%	SHARES	VALUE
INDUSTRIAL—1.0%
Prologis, Inc.	7,288	722,970

SPECIALIZED—2.0%
Equinix, Inc.	1,564	1,143,659

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2020 (Continued)

REAL ESTATE INVESTMENT TRUST—3.0% (CONT.)	SHARES	VALUE
SPECIALIZED—2.0% (CONT.)
SBA Communications Corp., Cl. A	1,356	$393,742
		1,537,401
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,467,994)		2,260,371
Total Investments
(Cost $31,907,414)	98.8%	$73,433,576
Unaffiliated Securities (Cost $31,907,414)		73,433,576
Other Assets in Excess of Liabilities	1.2%	904,285
NET ASSETS	100.0%	$74,337,861

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2020

			Alger Dynamic
	Alger Spectra Fund		Opportunities Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$7,690,734,872		$310,564,665
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	7,786,802		931,213
Cash and cash equivalents	556,656		105,662,099
Collateral held for short sales	180,627,709		119,308,776
Receivable for investment securities sold	61,115,914		27,523,077
Receivable for shares of beneficial interest sold	3,460,634		2,295,300
Dividends and interest receivable	1,146,814		56,113
Receivable from Investment Manager	740		292,311
Prepaid expenses	247,394		89,826
Total Assets	7,945,677,535		566,723,380

LIABILITIES:
Securities sold short, at value ‡	576,368,129		135,843,668
Interest payable	486,618		159,926
Payable for investment securities purchased	22,174,482		5,844,609
Payable for shares of beneficial interest redeemed	15,187,322		493,713
Due to broker	182,474,983		—
Accrued investment advisory fees	4,611,843		418,708
Accrued transfer agent fees	913,807		27,047
Accrued distribution fees	1,031,052		21,568
Accrued administrative fees	175,537		9,595
Accrued shareholder administrative fees	76,745		3,878
Accrued trustee fees	17,279		834
Dividends payable	854,249		168,252
Accrued other expenses	603,067		70,301
Total Liabilities	804,975,113		143,062,099
NET ASSETS	$7,140,702,422		$423,661,281

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,309,999,651		351,142,493
Distributable earnings	3,830,702,771		72,518,788
NET ASSETS	$7,140,702,422		$423,661,281

* Identified cost	$4,411,276,261	(a)	$265,485,182	(b)
** Identified cost	$20,454,054	(a)	$1,111,381	(b)
‡ Proceeds received on short sales	$588,241,389		$144,471,079

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2020 (Continued)

		Alger Dynamic
	Alger Spectra Fund	Opportunities Fund
NET ASSETS BY CLASS:
Class A	$1,568,742,693	$60,793,177
Class C	$651,194,453	$10,472,096
Class I	$422,807,277	$—
Class Y	$121,396,506	$—
Class Z	$4,376,561,493	$352,396,008

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	55,540,918	3,317,864
Class C	26,110,036	624,438
Class I	14,787,852	—
Class Y	4,135,414	—
Class Z	149,249,134	18,638,186

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$28.24	$18.32
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$29.81	$19.34
Class C — Net Asset Value Per Share Class C	$24.94	$16.77
Class I — Net Asset Value Per Share Class I	$28.59	$—
Class Y — Net Asset Value Per Share Class Y	$29.36	$—
Class Z — Net Asset Value Per Share Class Z	$29.32	$18.91

See Notes to Financial Statements.

(a) At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,926,282,763, amounted to $3,195,870,782 which consisted of aggregate gross unrealized appreciation of $3,344,147,112 and aggregate gross unrealized depreciation of $148,276,330.

(b) At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $126,976,554, amounted to $48,675,656 which consisted of aggregate gross unrealized appreciation of $60,900,871 and aggregate gross unrealized depreciation of $12,225,215.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Emerging		Alger Responsible
	Markets Fund		Investing Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$20,438,936		$73,433,576
Cash and cash equivalents	1,063,190		979,902
Foreign cash †	179		—
Receivable for investment securities sold	161,425		—
Receivable for shares of beneficial interest sold	64		90,386
Dividends and interest receivable	3,117		36,061
Receivable from Investment Manager	12,663		1,011
Prepaid expenses	78,673		77,559
Total Assets	21,758,247		74,618,495

LIABILITIES:
Payable for investment securities purchased	54,706		70,392
Payable for shares of beneficial interest redeemed	1,671		79,090
Accrued investment advisory fees	13,986		47,260
Accrued transfer agent fees	4,860		19,923
Accrued distribution fees	3,577		15,173
Accrued administrative fees	513		1,830
Accrued shareholder administrative fees	220		918
Accrued trustee fees	51		182
Accrued other expenses	55,179		45,866
Total Liabilities	134,763		280,634
NET ASSETS	$21,623,484		$74,337,861

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	20,601,955		27,553,651
Distributable earnings	1,021,529		46,784,210
NET ASSETS	$21,623,484		$74,337,861

* Identified cost	$16,516,126	(a)	$31,907,414	(b)
† Cost of foreign cash	$166		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Emerging	Alger Responsible
	Markets Fund	Investing Fund
NET ASSETS BY CLASS:
Class A	$3,319,939	$38,192,329
Class C	$2,658,384	$5,368,397
Class I	$2,617,355	$8,130,907
Class Z	$13,027,806	$22,646,228

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	283,434	2,809,195
Class C	238,260	449,249
Class I	225,761	599,356
Class Z	1,105,652	1,633,035

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$11.71	$13.60
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$12.36	$14.35
Class C — Net Asset Value Per Share Class C	$11.16	$11.95
Class I — Net Asset Value Per Share Class I	$11.59	$13.57
Class Z — Net Asset Value Per Share Class Z	$11.78	$13.87

See Notes to Financial Statements.

(a) At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $16,596,351, amounted to $3,842,585 which consisted of aggregate gross unrealized appreciation of $4,506,266 and aggregate gross unrealized depreciation of $663,681.

(b) At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $31,981,219, amounted to $41,452,357 which consisted of aggregate gross unrealized appreciation of $41,998,304 and aggregate gross unrealized depreciation of $545,947.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2020

		Alger Dynamic
	Alger Spectra Fund	Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$48,368,506	$1,010,874
Interest	149,431	49,683
Total Income	48,517,937	1,060,557

EXPENSES:
Investment advisory fees — Note 3(a)	48,816,358	2,487,760
Distribution fees — Note 3(c)
Class A	3,380,273	115,166
Class C	6,791,554	79,887
Class I	1,560,274	—
Shareholder administrative fees — Note 3(f)	784,924	24,245
Administration fees — Note 3(b)	1,795,452	57,010
Dividends on securities sold short	8,293,101	1,173,660
Custodian fees	298,272	86,715
Interest expenses	5,114	1,983
Borrowing fees on short sales	8,166,849	1,071,229
Transfer agent fees — Note 3(f)	1,986,195	53,551
Printing fees	554,455	21,298
Professional fees	223,096	48,022
Registration fees	182,849	68,254
Trustee fees — Note 3(g)	211,698	6,473
Fund accounting fees	862,038	36,722
Other expenses	375,962	16,310
Total Expenses	84,288,464	5,348,285
Less, expense reimbursements/waivers — Note 3(a)	(28,994)	(1,498,188)
Net Expenses	84,259,470	3,850,097
NET INVESTMENT LOSS	(35,741,533)	(2,789,540)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and purchased options	731,196,611	36,648,997
Net realized gain (loss) on foreign currency transactions	142,880	(976)
Net realized (loss) on short sales	(79,599,577)	(12,912,230)
Net change in unrealized appreciation on unaffiliated investments and purchased options	1,319,155,755	34,132,794
Net change in unrealized (depreciation) on affiliated investments	(2,649,931)	(37,690)
Net change in unrealized appreciation on short sales	3,803,137	7,613,518
Net realized and unrealized gain on investments, options and foreign currency	1,972,048,875	65,444,413
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,936,307,342	$62,654,873

* Foreign withholding taxes	$672,029	$12,381

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2020 (Continued)

	Alger Emerging	Alger Responsible
	Markets Fund	Investing Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$189,238	$614,840
Interest	1,375	4,441
Total Income	190,613	619,281

EXPENSES:
Investment advisory fees — Note 3(a)	154,090	483,327
Distribution fees — Note 3(c)
Class A	8,455	84,949
Class C	25,911	55,001
Class I	5,811	25,176
Shareholder administrative fees — Note 3(f)	2,443	9,374
Administration fees — Note 3(b)	5,650	18,720
Custodian fees	75,225	49,666
Interest expenses	203	33
Transfer agent fees — Note 3(f)	9,859	38,443
Printing fees	1,594	9,433
Professional fees	50,241	36,455
Registration fees	70,712	63,780
Trustee fees — Note 3(g)	683	2,209
Fund accounting fees	17,102	22,466
Other expenses	7,862	7,829
Total Expenses	435,841	906,861
Less, expense reimbursements/waivers — Note 3(a)	(169,483)	(24,547)
Net Expenses	266,358	882,314
NET INVESTMENT LOSS	(75,745)	(263,033)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	5,407,066	5,586,523
Net realized gain on forward foreign currency contracts	1,066	—
Net realized gain on foreign currency transactions	2,723	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,066,663)	11,650,967
Net change in unrealized (depreciation) on foreign currency	(68)	—
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	4,344,124	17,237,490
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,268,379	$16,974,457

* Foreign withholding taxes	$26,028	$2,968

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(35,741,533)	$(15,389,753)
Net realized gain on investments and foreign currency	651,739,914	411,088,761
Net change in unrealized appreciation on investments and foreign currency	1,320,308,961	428,335,103
Net increase in net assets resulting from operations	1,936,307,342	824,034,111

Dividends and distributions to shareholders:
Class A	(86,391,404)	(118,833,482)
Class C	(53,304,257)	(78,827,194)
Class I	(46,365,085)	(72,669,514)
Class Y	(3,233,744)	(9,454)
Class Z	(238,139,189)	(313,995,807)
Total dividends and distributions to shareholders	(427,433,679)	(584,335,451)

Increase (decrease) from shares of beneficial interest transactions:
Class A	33,801,403	(31,248,291)
Class C	(173,737,429)	(59,874,209)
Class I	(385,287,951)	(144,552,932)
Class Y	57,180,926	41,650,111
Class Z	12,458,926	87,428,210
Net decrease from shares of beneficial interest transactions — Note 6	(455,584,125)	(106,597,111)
Total increase	1,053,289,538	133,101,549

Net Assets:
Beginning of period	6,087,412,884	5,954,311,335
END OF PERIOD	$7,140,702,422	$6,087,412,884

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(2,789,540)	$(1,070,340)
Net realized gain on investments, purchased options and foreign currency	23,735,791	4,124,847
Net change in unrealized appreciation (depreciation) on investments, purchased options and foreign currency	41,708,622	(1,490,192)
Net increase in net assets resulting from operations	62,654,873	1,564,315

Dividends and distributions to shareholders:
Class A	(1,099,438)	(523,774)
Class C	(275,687)	(125,176)
Class Z	(2,800,411)	(1,153,503)
Total dividends and distributions to shareholders	(4,175,536)	(1,802,453)

Increase (decrease) from shares of beneficial interest transactions:
Class A	15,068,082	2,495,162
Class C	1,295,879	216,902
Class Z	224,552,045	16,379,981
Net increase from shares of beneficial interest transactions — Note 6	240,916,006	19,092,045
Total increase	299,395,343	18,853,907

Net Assets:
Beginning of period	124,265,938	105,412,031
END OF PERIOD	$423,661,281	$124,265,938

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment income (loss)	$(75,745)	$165,750
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	5,410,855	(1,265,393)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,066,731)	4,731,346
Net increase in net assets resulting from operations	4,268,379	3,631,703

Dividends and distributions to shareholders:
Class A	(186,353)	(89,696)
Class C	(110,469)	(40,007)
Class I	(150,420)	(333,329)
Class Y	—	(123,498)
Class Z	(728,473)	(536,603)
Total dividends and distributions to shareholders	(1,175,715)	(1,123,133)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,053,978)	(920,313)
Class C	(562,407)	(536,601)
Class I	(335,135)	(12,029,866)
Class Y	(3,146)	(4,052,454)
Class Z	(2,967,804)	(6,838,696)
Net decrease from shares of beneficial interest transactions — Note 6	(4,922,470)	(24,377,930)
Total decrease	(1,829,806)	(21,869,360)

Net Assets:
Beginning of period	23,453,290	45,322,650
END OF PERIOD	$21,623,484	$23,453,290

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Responsible Investing Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(263,033)	$(60,277)
Net realized gain on investments and foreign currency	5,586,523	4,598,479
Net change in unrealized appreciation on investments and foreign currency	11,650,967	3,556,599
Net increase in net assets resulting from operations	16,974,457	8,094,801

Dividends and distributions to shareholders:
Class A	(2,236,304)	(1,758,825)
Class C	(439,961)	(399,296)
Class I	(767,212)	(691,198)
Class Z	(1,159,920)	(793,174)
Total dividends and distributions to shareholders	(4,603,397)	(3,642,493)

Increase (decrease) from shares of beneficial interest transactions:
Class A	2,221,923	(1,959,360)
Class C	(908,158)	(1,106,433)
Class I	(3,992,707)	(2,735,234)
Class Z	3,376,122	1,311,745
Net increase (decrease) from shares of beneficial interest transactions — Note 6	697,180	(4,489,282)
Total increase (decrease)	13,068,240	(36,974)

Net Assets:
Beginning of period	61,269,621	61,306,595
END OF PERIOD	$74,337,861	$61,269,621

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	10/31/2020		10/31/2019		10/31/2018		10/31/2017		10/31/2016
Net asset value, beginning of period	$22.51		$21.94		$21.41		$16.91		$18.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)		(0.07)		(0.06)		(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	7.51		2.84		1.85		4.86		(0.03)
Total from investment operations	7.35		2.77		1.79		4.84		(0.04)
Distributions from net realized gains	(1.62)		(2.20)		(1.26)		(0.34)		(1.50)
Net asset value, end of period	$28.24		$22.51		$21.94		$21.41		$16.91
Total return(ii)	34.65%		14.82%		8.75%		29.19%		(0.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,568,743		$1,222,285		$1,208,421		$1,662,441		$1,635,495
Ratio of gross expenses to average net assets	1.40	%(iii)	1.31	%(iv)	1.27	%(v)	1.28	%(vi)	1.31	%(vii)
Ratio of net expenses to average net assets	1.40%		1.31%		1.27%		1.28%		1.31%
Ratio of net investment loss to average net assets	(0.66)%		(0.35)%		(0.29)%		(0.13)%		(0.05)%
Portfolio turnover rate	71.81%		86.54%		74.19%		80.08%		108.51%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(iv)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(v)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vi)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vii)	Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	10/31/2020		10/31/2019		10/31/2018		10/31/2017		10/31/2016
Net asset value, beginning of period	$20.20		$20.06		$19.82		$15.80		$17.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.30)		(0.21)		(0.21)		(0.15)		(0.13)
Net realized and unrealized gain (loss) on investments	6.66		2.55		1.71		4.51		(0.03)
Total from investment operations	6.36		2.34		1.50		4.36		(0.16)
Distributions from net realized gains	(1.62)		(2.20)		(1.26)		(0.34)		(1.50)
Net asset value, end of period	$24.94		$20.20		$20.06		$19.82		$15.80
Total return(ii)	33.60%		13.97%		7.95%		28.18%		(1.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$651,194		$681,792		$727,681		$765,136		$815,694
Ratio of gross expenses to average net assets	2.15	%(iii)	2.07	%(iv)	2.01	%(v)	2.04	%(vi)	2.07	%(vii)
Ratio of net expenses to average net assets	2.15%		2.07%		2.01%		2.04%		2.07%
Ratio of net investment loss to average net assets	(1.39)%		(1.10)%		(1.04)%		(0.89)%		(0.82)%
Portfolio turnover rate	71.81%		86.54%		74.19%		80.08%		108.51%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(iv)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(v)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vi)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vii)	Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	10/31/2020		10/31/2019		10/31/2018		10/31/2017		10/31/2016
Net asset value, beginning of period	$22.77		$22.16		$21.61		$17.06		$18.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)		(0.07)		(0.06)		(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	7.59		2.88		1.87		4.91		(0.03)
Total from investment operations	7.44		2.81		1.81		4.89		(0.04)
Distributions from net realized gains	(1.62)		(2.20)		(1.26)		(0.34)		(1.50)
Net asset value, end of period	$28.59		$22.77		$22.16		$21.61		$17.06
Total return(ii)	34.61%		14.85%		8.76%		29.23%		(0.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$422,807		$656,990		$776,443		$791,060		$1,222,783
Ratio of gross expenses to average net assets	1.39	%(iii)	1.30	%(iv)	1.25	%(v)	1.27	%(vi)	1.29	%(vii)
Ratio of net expenses to average net assets	1.39%		1.30%		1.25%		1.27%		1.29%
Ratio of net investment loss to average net assets	(0.61)%		(0.33)%		(0.28)%		(0.09)%		(0.05)%
Portfolio turnover rate	71.81%		86.54%		74.19%		80.08%		108.51%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(iv)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(v)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vi)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vii)	Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Y
			From 12/3/2018
			(commencement
	Year ended		of operations) to
Alger Spectra Fund	10/31/2020		10/31/2019(i)
Net asset value, beginning of period	$23.26		$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)		(0.03)
Net realized and unrealized gain on investments	7.83		2.20
Total from investment operations	7.72		2.17
Distributions from net realized gains	(1.62)		(2.20)
Net asset value, end of period	$29.36		$23.26
Total return(iii)	35.11%		11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$121,397		$43,750
Ratio of gross expenses to average net assets	1.09	%(iv)	1.03	%(v)
Ratio of expense reimbursements to average net assets	(0.04)%		(0.09)%
Ratio of net expenses to average net assets	1.05%		0.94%
Ratio of net investment loss to average net assets	(0.40)%		(0.14)%
Portfolio turnover rate	71.81%		86.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.26% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(v)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	10/31/2020		10/31/2019		10/31/2018		10/31/2017		10/31/2016
Net asset value, beginning of period	$23.24		$22.51		$21.87		$17.21		$18.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.09)		(0.01)		–	(ii)	0.03		0.04
Net realized and unrealized gain (loss) on investments	7.79		2.94		1.90		4.97		(0.03)
Total from investment operations	7.70		2.93		1.90		5.00		0.01
Distributions from net realized gains	(1.62)		(2.20)		(1.26)		(0.34)		(1.50)
Net asset value, end of period	$29.32		$23.24		$22.51		$21.87		$17.21
Total return(iii)	35.10%		15.18%		9.09%		29.62%		(0.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,376,561		$3,482,596		$3,241,767		$2,646,438		$1,502,388
Ratio of gross expenses to average net assets	1.09	%(iv)	0.99	%(v)	0.94	%(vi)	0.96	%(vii)	0.99	%(viii)
Ratio of net expenses to average net assets	1.09%		0.99%		0.94%		0.96%		0.99%
Ratio of net investment income (loss) to average net assets	(0.35)%		(0.03)%		0.02%		0.17%		0.26%
Portfolio turnover rate	71.81%		86.54%		74.19%		80.08%		108.51%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(v)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vi)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vii)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(viii)	Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	10/31/2020		10/31/2019		10/31/2018		10/31/2017		10/31/2016
Net asset value, beginning of period	$13.91		$13.73		$14.10		$11.63		$12.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)		(0.16)		(0.28)		(0.21)		(0.17)
Net realized and unrealized gain (loss) on investments	5.15		0.58		0.80		2.72		(0.34)
Total from investment operations	4.93		0.42		0.52		2.51		(0.51)
Distributions from net realized gains	(0.52)		(0.24)		(0.89)		(0.04)		(0.34)
Net asset value, end of period	$18.32		$13.91		$13.73		$14.10		$11.63
Total return(ii)	36.67%		3.26%		3.99%		21.63%		(4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$60,793		$32,011		$29,620		$28,833		$30,031
Ratio of gross expenses to average net assets	2.81	%(iii)	2.49	%(iv)	2.63	%(v)	2.51	%(vi)	2.38	%(vii)
Ratio of expense reimbursements to average net assets	(0.80)%		(0.32)%		–		–		–
Ratio of net expenses to average net assets	2.01%		2.17%		2.63%		2.51%		2.38%
Ratio of net investment loss to average net assets	(1.41)%		(1.12)%		(2.02)%		(1.62)%		(1.43)%
Portfolio turnover rate	249.71%		264.04%		181.92%		216.81%		146.73%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(iv)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(v)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vi)	Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vii)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	10/31/2020		10/31/2019		10/31/2018		10/31/2017		10/31/2016
Net asset value, beginning of period	$12.87		$12.81		$13.32		$11.07		$11.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.30)		(0.25)		(0.36)		(0.29)		(0.25)
Net realized and unrealized gain (loss) on investments	4.72		0.55		0.74		2.58		(0.32)
Total from investment operations	4.42		0.30		0.38		2.29		(0.57)
Distributions from net realized gains	(0.52)		(0.24)		(0.89)		(0.04)		(0.34)
Net asset value, end of period	$16.77		$12.87		$12.81		$13.32		$11.07
Total return(ii)	35.64%		2.55%		3.12%		20.73%		(5.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,472		$7,071		$6,790		$6,472		$7,120
Ratio of gross expenses to average net assets	3.55	%(iii)	3.25	%(iv)	3.41	%(v)	3.29	%(vi)	3.14	%(vii)
Ratio of expense reimbursements to average net assets	(0.80)%		(0.32)%		–		–		–
Ratio of net expenses to average net assets	2.75%		2.93%		3.41%		3.29%		3.14%
Ratio of net investment loss to average net assets	(2.07)%		(1.88)%		(2.79)%		(2.42)%		(2.19)%
Portfolio turnover rate	249.71%		264.04%		181.92%		216.81%		146.73%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 1.07% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(iv)	Includes 0.60% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(v)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vi)	Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vii)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	10/31/2020		10/31/2019		10/31/2018		10/31/2017		10/31/2016
Net asset value, beginning of period	$14.30		$14.07		$14.39		$11.83		$12.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)		(0.12)		(0.25)		(0.18)		(0.14)
Net realized and unrealized gain (loss) on investments	5.35		0.59		0.82		2.78		(0.33)
Total from investment operations	5.13		0.47		0.57		2.60		(0.47)
Distributions from net realized gains	(0.52)		(0.24)		(0.89)		(0.04)		(0.34)
Net asset value, end of period	$18.91		$14.30		$14.07		$14.39		$11.83
Total return(ii)	37.08%		3.54%		4.27%		22.02%		(3.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$352,396		$85,184		$69,002		$48,660		$44,947
Ratio of gross expenses to average net assets	2.47	%(iii)	2.15	%(iv)	2.33	%(v)	2.21	%(vi)	2.07	%(vii)
Ratio of expense reimbursements to average net assets	(0.70)%		(0.29)%		–		–		–
Ratio of net expenses to average net assets	1.77%		1.86%		2.33%		2.21%		2.07%
Ratio of net investment loss to average net assets	(1.30)%		(0.82)%		(1.72)%		(1.34)%		(1.13)%
Portfolio turnover rate	249.71%		264.04%		181.92%		216.81%		146.73%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(iv)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(v)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vi)	Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(vii)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$9.80	$8.77	$11.29	$9.09	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	0.03	– (ii)	–	(0.01)
Net realized and unrealized gain (loss) on investments	2.45	1.18	(2.12)	2.20	0.56
Total from investment operations	2.39	1.21	(2.12)	2.20	0.55
Dividends from net investment income	(0.48)	(0.18)	(0.40)	–	(0.01)
Net asset value, end of period	$11.71	$9.80	$8.77	$11.29	$9.09
Total return(iii)	25.15%	14.13%	(19.46)%	24.20%	6.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,320	$3,942	$4,397	$7,141	$5,931
Ratio of gross expenses to average net assets	2.25%	2.22%	1.77%	2.05%	2.43%
Ratio of expense reimbursements to average net assets	(0.72)%	(0.69)%	(0.21)%	(0.50)%	(0.83)%
Ratio of net expenses to average net assets	1.53%	1.53%	1.56%	1.55%	1.60%
Ratio of net investment income (loss) to average net assets	(0.61)%	0.35%	(0.01)%	0.05%	(0.10)%
Portfolio turnover rate	184.74%	80.33%	105.23%	71.95%	65.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$9.35	$8.36	$10.80	$8.76	$8.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.03)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	2.33	1.13	(2.02)	2.10	0.52
Total from investment operations	2.20	1.10	(2.10)	2.04	0.46
Dividends from net investment income	(0.39)	(0.11)	(0.34)	–	–
Net asset value, end of period	$11.16	$9.35	$8.36	$10.80	$8.76
Total return(ii)	24.19%	13.34%	(20.11)%	23.29%	5.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,658	$2,782	$2,973	$3,602	$2,849
Ratio of gross expenses to average net assets	3.02%	2.98%	2.54%	2.82%	3.21%
Ratio of expense reimbursements to average net assets	(0.72)%	(0.70)%	(0.23)%	(0.52)%	(0.86)%
Ratio of net expenses to average net assets	2.30%	2.28%	2.31%	2.30%	2.35%
Ratio of net investment loss to average net assets	(1.36)%	(0.35)%	(0.75)%	(0.68)%	(0.80)%
Portfolio turnover rate	184.74%	80.33%	105.23%	71.95%	65.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$9.73	$8.72	$11.22	$9.04	$8.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	0.02	0.01	–	(0.01)
Net realized and unrealized gain (loss) on investments	2.42	1.19	(2.11)	2.18	0.55
Total from investment operations	2.37	1.21	(2.10)	2.18	0.54
Dividends from net investment income	(0.51)	(0.20)	(0.40)	–	– (ii)
Net asset value, end of period	$11.59	$9.73	$8.72	$11.22	$9.04
Total return(iii)	25.19%	14.22%	(19.40)%	24.12%	6.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,617	$2,636	$14,516	$22,848	$14,006
Ratio of gross expenses to average net assets	2.14%	2.07%	1.71%	1.96%	2.32%
Ratio of expense reimbursements to average net assets	(0.69)%	(0.65)%	(0.24)%	(0.41)%	(0.72)%
Ratio of net expenses to average net assets	1.45%	1.42%	1.47%	1.55%	1.60%
Ratio of net investment income (loss) to average net assets	(0.52)%	0.17%	0.06%	0.03%	(0.06)%
Portfolio turnover rate	184.74%	80.33%	105.23%	71.95%	65.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$9.87	$8.85	$11.36	$9.12	$8.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	0.09	0.04	0.04	0.02
Net realized and unrealized gain (loss) on investments	2.46	1.18	(2.12)	2.20	0.56
Total from investment operations	2.45	1.27	(2.08)	2.24	0.58
Dividends from net investment income	(0.54)	(0.25)	(0.43)	–	(0.02)
Net asset value, end of period	$11.78	$9.87	$8.85	$11.36	$9.12
Total return(ii)	25.76%	14.83%	(19.07)%	24.56%	6.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,028	$14,090	$19,236	$27,944	$17,568
Ratio of gross expenses to average net assets	1.89%	1.85%	1.43%	1.71%	2.07%
Ratio of expense reimbursements to average net assets	(0.90)%	(0.90)%	(0.39)%	(0.46)%	(0.82)%
Ratio of net expenses to average net assets	0.99%	0.95%	1.04%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.95%	0.39%	0.38%	0.29%
Portfolio turnover rate	184.74%	80.33%	105.23%	71.95%	65.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Responsible Investing Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$11.38	$10.60	$11.32	$9.14	$9.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	(0.01)	(0.02)	–	0.01
Net realized and unrealized gain (loss) on investments	3.13	1.43	0.84	2.55	(0.10)
Total from investment operations	3.08	1.42	0.82	2.55	(0.09)
Distributions from net realized gains	(0.86)	(0.64)	(1.54)	(0.37)	(0.13)
Net asset value, end of period	$13.60	$11.38	$10.60	$11.32	$9.14
Total return(ii)	28.64%	14.81%	8.05%	28.84%	(1.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$38,192	$29,932	$29,662	$33,828	$31,321
Ratio of gross expenses to average net assets	1.36%	1.40%	1.41%	1.42%	1.31%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.05)%	(0.06)%	(0.07)%	–
Ratio of net expenses to average net assets	1.34%	1.35%	1.35%	1.35%	1.31%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.12)%	(0.16)%	(0.02)%	0.14%
Portfolio turnover rate	11.73%	14.64%	20.20%	30.70%	19.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Responsible Investing Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$10.18	$9.62	$10.49	$8.56	$8.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.09)	(0.09)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	2.76	1.29	0.76	2.38	(0.10)
Total from investment operations	2.63	1.20	0.67	2.30	(0.15)
Distributions from net realized gains	(0.86)	(0.64)	(1.54)	(0.37)	(0.13)
Net asset value, end of period	$11.95	$10.18	$9.62	$10.49	$8.56
Total return(ii)	27.53%	13.97%	7.14%	27.83%	(1.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,368	$5,369	$6,124	$6,205	$5,581
Ratio of gross expenses to average net assets	2.11%	2.16%	2.14%	2.19%	2.09%
Ratio of net expenses to average net assets	2.11%	2.16%	2.14%	2.19%	2.09%
Ratio of net investment loss to average net assets	(1.19)%	(0.92)%	(0.95)%	(0.86)%	(0.63)%
Portfolio turnover rate	11.73%	14.64%	20.20%	30.70%	19.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Responsible Investing Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$11.36	$10.58	$11.31	$9.13	$9.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	(0.01)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss) on investments	3.12	1.43	0.83	2.54	(0.10)
Total from investment operations	3.07	1.42	0.81	2.55	(0.09)
Distributions from net realized gains	(0.86)	(0.64)	(1.54)	(0.37)	(0.13)
Net asset value, end of period	$13.57	$11.36	$10.58	$11.31	$9.13
Total return(ii)	28.60%	14.83%	7.95%	28.88%	(1.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,131	$10,213	$12,258	$13,128	$28,461
Ratio of gross expenses to average net assets	1.35%	1.39%	1.37%	1.37%	1.28%
Ratio of expense reimbursements to average net assets	–	(0.02)%	(0.02)%	(0.02)%	–
Ratio of net expenses to average net assets	1.35%	1.37%	1.35%	1.35%	1.28%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.12)%	(0.17)%	0.08%	0.16%
Portfolio turnover rate	11.73%	14.64%	20.20%	30.70%	19.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

	Class Z
					From 10/14/2016
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operations) to
Alger Responsible Investing Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$11.55	$10.70	$11.37	$9.14	$9.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.03	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	3.19	1.46	0.84	2.57	(0.07)
Total from investment operations	3.18	1.49	0.87	2.60	(0.06)
Distributions from net realized gains	(0.86)	(0.64)	(1.54)	(0.37)	–
Net asset value, end of period	$13.87	$11.55	$10.70	$11.37	$9.14
Total return(iii)	29.11%	15.34%	8.50%	29.41%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$22,646	$15,755	$13,262	$9,050	$99
Ratio of gross expenses to average net assets	1.04%	1.12%	1.13%	1.31%	33.46%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.18)%	(0.23)%	(0.41)%	(32.56)%
Ratio of net expenses to average net assets	0.95%	0.94%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.29%	0.27%	0.32%	2.38%
Portfolio turnover rate	11.73%	14.64%	20.20%	30.70%	19.84%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series—Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms, Class I shares, Class Y shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Alger Emerging Markets Fund Class Y shares liquidated on June 1, 2020.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Net dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. Net dividends received on securities sold short are disclosed as income on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the tax returns for Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(l) Recent Accounting Pronouncements: In August 2018, FASB issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Funds have complied with ASU 2018-13 for the year ended October 31, 2020, resulting in (1) new disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and (2) the elimination of the disclosure of (a) the reasons for and amounts of transfers between Level 1 and Level 2, and (b) the Funds’ valuation processes for Level 3 securities.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2020, is set forth below under the heading “Actual Rate”:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.75%
Alger Dynamic Opportunities Fund(b)	1.20	1.00	–	–	–	1.20
Alger Emerging Markets Fund(c)	0.75	–	–	–	–	0.75
Alger Responsible Investing Fund(b)	0.71	0.65	–	–	–	0.71

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on all assets.

The sub-advisor to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management receives at no additional cost to the Alger Dynamic Opportunities Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the sub-advised assets. For the year ended October 31, 2020, Alger Management paid a sub-advisory fee of $451,634 to Weatherbie.

Alger Management has agreed to limit the expenses of certain share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and, for all Funds other than Alger Dynamic Opportunities Fund, dividend expense on short sales and net borrowing costs) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED FOR
							YEAR ENDED
			CLASS				OCTOBER 31,
	A	C	I	Y		Z	2020
Alger Spectra Fund	–	–	–	0.79%		–	$28,994
Alger Dynamic Opportunities Fund	2.00%	2.75%	–	–		1.75%	1,498,188
Alger Emerging Markets Fund	1.55	2.30	1.45%	0.95	*	0.99	169,483
Alger Responsible Investing Fund	1.35	–	–	–		0.95	24,547

* Alger Emerging Markets Fund Class Y was liquidated on June 1, 2020.

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the period ended February 28, 2020, when the recoupment provision ended, the recoupments made by the Alger Responsible Investing Fund to the Investment Manager were $3,487.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company, LLC, the Funds’ distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the share class and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. Effective July 24, 2020, Alger LLC does not collect any sales charges on assets held by direct shareholders. For the year ended October 31, 2020, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$406	$36,192
Alger Dynamic Opportunities Fund	–	6,691
Alger Emerging Markets Fund	1,450	60
Alger Responsible Investing Fund	–	12

(e) Brokerage Commissions: During the year ended October 31, 2020, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund paid Alger LLC, an affiliate of Alger Management, $763,654, $84,154, $474 and $1,621, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Fund’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares and Class Z shares for these services.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, Alger Management charged back to Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund, $1,316,480, $25,412, $6,768 and $25,936, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Prior to January 1, 2020, each Independent Trustee received a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. There were no interfund trades during the year ended October 31, 2020.

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2020.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2020, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund incurred interfund loan interest expense of $442, $86 and $33 respectively, and Alger Spectra Fund earned interfund loan interest income of $5,050, which is included in interest in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2020, Alger Management and its affiliated entities owned the following shares of the Funds:

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	1,808,788	–	18,848	4,790	120,366
Alger Dynamic Opportunities Fund	–	119	–	–	2,083,750
Alger Responsible Investing Fund	–	–	–	–	231,211

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities, purchased options, forward foreign currency contracts and short sales, for the year ended October 31, 2020:

	PURCHASES	SALES
Alger Spectra Fund	$4,991,318,246	$5,865,266,273
Alger Dynamic Opportunities Fund	556,040,146	417,514,447
Alger Emerging Markets Fund	36,725,671	43,509,795
Alger Responsible Investing Fund	7,811,340	11,481,677

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ Custodian (“BBH” or the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2020, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$191,342	2.67%
Alger Dynamic Opportunities Fund	67,059	2.93
Alger Emerging Markets Fund	7,407	2.51
Alger Responsible Investing Fund	3,091	1.10

The highest amount borrowed from the Custodian and other funds during the year ended October 31, 2020 by each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$7,265,533
Alger Dynamic Opportunities Fund	2,637,575
Alger Emerging Markets Fund	588,065
Alger Responsible Investing Fund	374,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	10,715,039	$265,018,157	8,354,831	$176,939,509
Shares converted from Class C	66,519	1,564,433	36,602	807,527
Dividends reinvested	3,352,811	74,298,292	5,617,288	103,866,208
Shares redeemed	(12,890,128)	(307,079,479)	(14,790,881)	(312,861,535)
Net increase (decrease)	1,244,241	$33,801,403	(782,160)	$(31,248,291)
Class C:
Shares sold	2,488,771	$51,798,205	3,038,912	$55,893,550
Shares converted to Class A	(74,893)	(1,564,433)	(40,733)	(807,527)
Dividends reinvested	2,276,639	44,827,010	4,036,584	67,410,961
Shares redeemed	(12,334,054)	(268,798,211)	(9,552,289)	(182,371,193)
Net decrease	(7,643,537)	$(173,737,429)	(2,517,526)	$(59,874,209)
Class I:
Shares sold	4,404,578	$103,344,108	6,416,261	$136,148,149
Dividends reinvested	2,005,734	44,988,618	3,768,083	70,463,710
Shares redeemed	(20,477,840)	(533,620,677)	(16,366,876)	(351,164,791)
Net decrease	(14,067,528)	$(385,287,951)	(6,182,532)	$(144,552,932)
Class Y:
Shares sold	2,580,000	$66,474,771	1,954,050	$43,308,884
Dividends reinvested	140,505	3,225,999	497	9,454
Shares redeemed	(466,211)	(12,519,844)	(73,427)	(1,668,227)
Net increase	2,254,294	$57,180,926	1,881,120	$41,650,111
Class Z:
Shares sold	36,350,314	$935,480,385	31,887,114	$686,529,786
Dividends reinvested	8,953,293	205,388,527	14,049,011	267,491,320
Shares redeemed	(45,879,132)	(1,128,409,986)	(40,117,716)	(866,592,896)
Net increase (decrease)	(575,525)	$12,458,926	5,818,409	$87,428,210

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	3,624,168	$59,212,893	1,028,446	$14,657,547
Shares converted from Class C	3,062	48,201	756	11,315
Dividends reinvested	79,652	1,088,046	40,161	506,834
Shares redeemed	(2,690,591)	(45,281,058)	(925,365)	(12,680,534)
Net increase	1,016,291	$15,068,082	143,998	$2,495,162
Class C:
Shares sold	244,074	$3,703,525	130,117	$1,670,964
Shares converted to Class A	(3,333)	(48,201)	(817)	(11,315)
Dividends reinvested	21,810	274,591	10,612	124,689
Shares redeemed	(187,592)	(2,634,036)	(120,311)	(1,567,436)
Net increase	74,959	$1,295,879	19,601	$216,902
Class Z:
Shares sold	15,151,731	$264,199,101	2,577,784	$38,215,392
Dividends reinvested	172,664	2,429,386	89,096	1,152,905
Shares redeemed	(2,641,916)	(42,076,442)	(1,615,532)	(22,988,316)
Net increase	12,682,479	$224,552,045	1,051,348	$16,379,981

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	55,253	$572,472	103,782	$960,932
Shares converted from Class C	—	—	493	4,508
Dividends reinvested	18,173	182,825	9,118	78,231
Shares redeemed	(192,275)	(1,809,275)	(212,593)	(1,963,984)
Net decrease	(118,849)	$(1,053,978)	(99,200)	$(920,313)
Class C:
Shares sold	6,443	$64,232	27,151	$233,904
Shares converted to Class A	—	—	(516)	(4,508)
Dividends reinvested	11,207	108,145	4,775	39,348
Shares redeemed	(76,931)	(734,784)	(89,292)	(805,345)
Net decrease	(59,281)	$(562,407)	(57,882)	$(536,601)
Class I:
Shares sold	158,903	$1,754,767	94,425	$871,609
Dividends reinvested	14,926	148,512	13,314	113,436
Shares redeemed	(218,921)	(2,238,414)	(1,501,495)	(13,014,911)
Net decrease	(45,092)	$(335,135)	(1,393,756)	$(12,029,866)
Class Y*:
Dividends reinvested	—	—	14,410	123,498
Shares redeemed	(309)	(3,146)	(490,377)	(4,175,952)
Net decrease	(309)	$(3,146)	(475,967)	$(4,052,454)
Class Z:
Shares sold	206,651	$2,171,086	569,306	$5,237,886
Dividends reinvested	72,341	728,473	62,396	536,603
Shares redeemed	(600,809)	(5,867,363)	(1,377,351)	(12,613,185)
Net decrease	(321,817)	$(2,967,804)	(745,649)	$(6,838,696)

*Alger Emerging Markets Fund Class Y shares liquidated on June 1, 2020.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	564,468	$6,985,965	369,123	$3,861,771
Shares converted from Class C	1,268	15,028	7,689	82,286
Dividends reinvested	184,700	2,070,483	172,302	1,597,239
Shares redeemed	(570,922)	(6,849,553)	(718,297)	(7,500,656)
Net increase (decrease)	179,514	$2,221,923	(169,183)	$(1,959,360)
Class C:
Shares sold	57,681	$625,278	33,065	$300,754
Shares converted to Class A	(1,434)	(15,028)	(8,580)	(82,286)
Dividends reinvested	39,555	392,389	43,504	363,255
Shares redeemed	(174,134)	(1,910,797)	(176,982)	(1,688,156)
Net decrease	(78,332)	$(908,158)	(108,993)	$(1,106,433)
Class I:
Shares sold	136,979	$1,586,755	67,759	$747,234
Dividends reinvested	67,189	751,841	73,892	684,239
Shares redeemed	(503,817)	(6,331,303)	(401,249)	(4,166,707)
Net decrease	(299,649)	$(3,992,707)	(259,598)	$(2,735,234)
Class Z:
Shares sold	637,550	$8,091,217	237,255	$2,569,019
Dividends reinvested	83,450	951,326	83,776	785,821
Shares redeemed	(451,900)	(5,666,421)	(196,290)	(2,043,095)
Net increase	269,100	$3,376,122	124,741	$1,311,745

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2020 and the year ended October 31, 2019 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2020	OCTOBER 31, 2019
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	427,433,679	584,335,451
Total distributions paid	$427,433,679	$584,335,451

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	4,175,536	1,802,453
Total distributions paid	$4,175,536	$1,802,453

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2020	OCTOBER 31, 2019
Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	$1,175,715	$1,123,133
Long-term capital gain	—	—
Total distributions paid	$1,175,715	$1,123,133

Alger Responsible Investing Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	4,603,397	3,642,493
Total distributions paid	$4,603,397	$3,642,493

As of October 31, 2020, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$—
Undistributed long-term gains	671,770,480
Net accumulated earnings	671,770,480
Capital loss carryforwards	—
Late year ordinary income losses	(36,837,540)
Net unrealized appreciation	3,195,769,831
Total accumulated earnings	$3,830,702,771

Alger Dynamic Opportunities Fund
Undistributed ordinary income	$10,085,365
Undistributed long-term gains	13,763,545
Net accumulated earnings	23,848,910
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	48,669,878
Total accumulated earnings	$72,518,788

Alger Emerging Markets Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(2,756,886)
Late year ordinary income losses	(64,907)
Net unrealized appreciation	3,843,322
Total accumulated losses	$1,021,529

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund
Undistributed ordinary income	$—
Undistributed long-term gains	5,586,015
Net accumulated earnings	5,586,015
Capital loss carryforwards	—
Late year ordinary income losses	(252,895)
Net unrealized appreciation	41,451,090
Total accumulated earnings	$46,784,210

At October 31, 2020, Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $2,756,886. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2020:

Alger Spectra Fund
Distributable earnings	$4,475,511
Paid-in Capital	$(4,475,511)

Alger Dynamic Opportunities Fund
Distributable earnings	$1
Paid-in Capital	$(1)

Alger Responsible Investing Fund
Distributable earnings	$87,536
Paid-in Capital	$(87,536)

NOTE 8 — Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2020 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,039,739,341	$1,039,739,341	$—	$—
Consumer Discretionary	1,637,930,598	1,561,732,213	62,813,945	13,384,440
Consumer Staples	26,641,982	26,641,982	—	—
Financials	101,523,345	101,523,345	—	—
Healthcare	900,090,270	839,648,997	60,441,273	—
Industrials	492,449,382	492,449,382	—	—
Information Technology	3,188,768,689	3,175,230,001	13,538,688	—
Materials	227,932,515	227,932,515	—	—
TOTAL COMMON STOCKS	$7,615,076,122	$7,464,897,776	$136,793,906	$13,384,440
PREFERRED STOCKS
Healthcare	436,802	—	—	436,802
REAL ESTATE INVESTMENT TRUST
Real Estate	75,658,750	75,658,750	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	7,350,000	—	—	7,350,000
TOTAL INVESTMENTS IN SECURITIES	$7,698,521,674	$7,540,556,526	$136,793,906	$21,171,242
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	56,582,343	56,582,343	—	—
Consumer Discretionary	26,284,550	26,284,550	—	—
Consumer Staples	88,269,932	88,269,932	—	—
Exchange Traded Funds	44,746,394	44,746,394	—	—
Financials	43,990,375	43,990,375	—	—
Healthcare	60,109,772	60,109,772	—	—
Industrials	70,884,767	70,884,767	—	—
Information Technology	176,777,445	176,777,445	—	—
Materials	8,722,551	8,722,551	—	—
TOTAL COMMON STOCKS	$576,368,129	$576,368,129	$—	$—

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$26,389,360	$26,389,360	$—	$—
Consumer Discretionary	63,795,902	62,845,303	950,599	—
Consumer Staples	3,107,078	3,107,078	—	—
Energy	1,383,270	1,383,270	—	—
Financials	13,730,754	13,730,754	—	—
Healthcare	83,235,055	83,235,055	—	—
Industrials	32,733,961	32,733,961	—	—
Information Technology	74,587,848	74,355,383	232,465	—
Real Estate	9,784,423	9,784,423	—	—
TOTAL COMMON STOCKS	$308,747,651	$307,564,587	$1,183,064	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Healthcare	$6,213	$—	$—	$6,213
WARRANTS
Healthcare	1,702,149	—	1,702,149	—
RIGHTS
Healthcare	87,015	—	—	87,015	*
SPECIAL PURPOSE VEHICLE
Information Technology	925,000	—	—	925,000
PURCHASED OPTIONS
Financials	27,850	—	27,850	—
TOTAL INVESTMENTS IN SECURITIES	$311,495,878	$307,564,587	$2,913,063	$1,018,228
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	5,872,693	5,872,693	—	—
Consumer Discretionary	9,519,110	9,519,110	—	—
Consumer Staples	11,726,122	11,726,122	—	—
Energy	781,491	781,491	—	—
Financials	5,148,112	5,148,112	—	—
Healthcare	5,771,247	5,771,247	—	—
Industrials	13,097,745	13,097,745	—	—
Information Technology	21,133,743	21,133,743	—	—
Market Indices	38,833,222	38,833,222	—	—
Materials	1,905,610	1,905,610	—	—
TOTAL COMMON STOCKS	$113,789,095	$113,789,095	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	22,054,573	22,054,573	—	—
TOTAL SECURITIES SOLD SHORT	$135,843,668	$135,843,668	$—	$—

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,048,995	$399,150	$2,649,845	$—
Consumer Discretionary	7,964,899	4,211,935	3,752,964	—
Consumer Staples	969,737	199,981	769,756	—
Energy	655,284	—	655,284	—
Financials	1,553,305	—	1,553,305	—
Healthcare	1,059,141	—	1,059,141	—
Industrials	835,890	—	835,890	—
Information Technology	3,859,961	768,157	3,091,804	—
Materials	491,724	—	491,724	—
TOTAL COMMON STOCKS	$20,438,936	$5,579,223	$14,859,713	$—
TOTAL INVESTMENTS IN SECURITIES	$20,438,936	$5,579,223	$14,859,713	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$7,125,537	$7,125,537	$—	$—
Consumer Discretionary	12,778,640	12,778,640	—	—
Consumer Staples	2,873,741	2,873,741	—	—
Financials	3,475,119	3,475,119	—	—
Healthcare	6,896,785	6,896,785	—	—
Industrials	2,999,809	2,999,809	—	—
Information Technology	32,719,673	32,719,673	—	—
Materials	1,871,376	1,871,376	—	—
Utilities	432,525	432,525	—	—
TOTAL COMMON STOCKS	$71,173,205	$71,173,205	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	2,260,371	2,260,371	—	—
TOTAL INVESTMENTS IN SECURITIES	$73,433,576	$73,433,576	$—	$—

* Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of October 31, 2020.

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2019	$13,955,887
Transfers into Level 3	—
Transfers out of Level 3	(12,868,034)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,694,889
Purchases and sales
Purchases/Conversions	10,601,698
Sales	—
Closing balance at October 31, 2020	13,384,440
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020**	$1,431,232

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2019	$12,318,358
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,279,858)
Purchases and sales
Purchases	—
Sales/Conversions	(10,601,698)
Closing balance at October 31, 2020	436,802
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020**	$(2,649,931)

Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	7,350,000
Sales	—
Closing balance at October 31, 2020	7,350,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020**	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2019	$37,985
Transfers into Level 3	—
Transfers out of Level 3	(220,888)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	5,000
Purchases and sales
Purchases/Conversions	177,903
Sales	—
Closing balance at October 31, 2020	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020**	$—

Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2019	$198,814
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(14,698)
Purchases and sales
Purchases	—
Sales/Conversions	(177,903)
Closing balance at October 31, 2020	6,213
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020**	$(37,690)

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2019	$407,329	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(320,314)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	87,015	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020**	$(320,314)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	925,000
Sales	—
Closing balance at October 31, 2020	925,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020**	$—

* Includes securities that are fair valued at zero.

** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of the Funds’ investments as of October 31, 2020. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

	Fair Value
	October 31,	Valuation	Unobservable		Weighted
	2020	Methodology	Input	Input/Range	Average Inputs
Alger Spectra Fund
Common Stocks	13,384,440	Income Approach	Discount Rate	4.83%	N/A
			Probability of Success	15.00%-50.00%	N/A
Preferred Stocks	436,802	Income Approach	Discount Rate	72.50%-77.50%	N/A
Special Purpose Vehicle	7,350,000	Cost Approach	Priced at Cost	N/A	N/A

Alger Dynamic Opportunities Fund
Preferred Stocks	6,213	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	87,015	Income Approach	Discount Rate	5.52%-6.16%	N/A
			Probability of Success	0.00%-60.00%	N/A
Special Purpose Vehicle	925,000	Cost Approach	Priced at Cost	N/A	N/A

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents:
Alger Spectra Fund	$556,656	$–	$556,656	$–
Collateral held for short sales(a)	180,627,709	180,627,709	–	–
Due to broker(b)	(182,474,983)	(182,474,983)	–	–
Alger Dynamic Opportunities Fund	105,662,099	1,197,708	104,464,391	–
Collateral held for short sales(a)	119,308,776	119,308,776	–	–
Alger Emerging Markets Fund	1,063,369	1,063,190	179	–
Alger Responsible Investing Fund	979,902	–	979,902	–

(a) The collateral held for short sales balance represents restricted cash held at prime brokers as of October 31, 2020.

(b) The due to broker balance represents a margin payable related to short sales due to prime brokers as of October 31, 2020.

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2020, options were used in accordance with these objectives.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statement of Assets and Liabilities are exchange traded and not subject to offsetting.

Forward foreign currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, the Funds may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Funds could be exposed to foreign currency fluctuation.

	ASSET DERIVATIVES 2020		LIABILITY DERIVATIVES 2020
Alger Dynamic Opportunities Fund	Statements of		Statements of
Derivatives not accounted	Assets and Liabilities		Assets and Liabilities
for as hedging instruments	Location	Fair Value	Location	Fair Value
Purchased Put Options	Investments in Unaffiliated Securities, at value	$27,850	N/A	$–
Total		$27,850		$–

For the year ended October 31, 2020, Alger Dynamic Opportunities Fund had option purchases of $379,618 and option sales of $488,650. The average volume of contracts for purchased options for the year ended October 31, 2020 was $57,551 based on market value. For the year ended October 31, 2020, the average notional amount of forward foreign currency contracts outstanding for Alger Emerging Markets Fund was $235,287 based on market value. Forward foreign currency contracts were held during 1 month of the year. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2020 was as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NET REALIZED GAIN/(LOSS) ON DERIVATIVES

Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments
Purchased Options	$(175,267)
Alger Emerging Markets Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$1,066
Total	$(174,201)

NET CHANGE IN UNREALIZED APPRECIATION ON OPTIONS

Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$165,944
Total	$165,944

NOTE 10 — Principal Risks:

Alger Spectra Fund - Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities.

Alger Dynamic Opportunities Fund - Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Cash positions may underperform relative to equity and fixed-income securities. Options and Short sales could increase market exposure, magnifying losses and increasing volatility. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund - Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign, Emerging Markets, and Frontier Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Responsible Investing Fund - Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2020. Purchase and sale transactions, interest income and dividend income earned during the year were as follows:

						Net Increase
						(Decrease)
	Value at			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Spectra Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$3,086,733	$–	$–	–	–	$(2,649,931)	$436,802
Special Purpose Vehicle
Crosslink Ventures
Capital LLC	$–	$7,350,000	$–	–	–	$–	$7,350,000
Total	$3,086,733	$7,350,000	$–	–	–	$(2,649,931)	$7,786,802

						Net Increase
						(Decrease)
	Value at			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$43,903	$–	$–	–	–	$(37,690)	$6,213
Special Purpose Vehicle
Crosslink Ventures
Capital LLC	$–	$925,000	$–	–	–	$–	$925,000
Total	$43,903	$925,000	$–	–	–	$(37,690)	$931,213

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2020, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds II comprised of Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund, and Alger Responsible Investing Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Funds II as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2020 and ending October 31, 2020 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2020	October 31, 2020	2020(a)	2020(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,195.00	$7.72	1.40%
	Hypothetical(c)	1,000.00	1,018.15	7.10	1.40
Class C	Actual	1,000.00	1,245.80	12.14	2.15
	Hypothetical(c)	1,000.00	1,014.33	10.89	2.15
Class I	Actual	1,000.00	1,260.60	7.90	1.39
	Hypothetical(c)	1,000.00	1,018.15	7.05	1.39
Class Y	Actual	1,000.00	1,263.30	5.97	1.05
	Hypothetical(c)	1,000.00	1,019.91	5.33	1.05
Class Z	Actual	1,000.00	1,263.10	6.20	1.09
	Hypothetical(c)	1,000.00	1,019.71	5.53	1.09

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,155.10	$10.89	2.01%
	Hypothetical(c)	1,000.00	1,015.03	10.18	2.01
Class C	Actual	1,000.00	1,204.30	15.24	2.75
	Hypothetical(c)	1,000.00	1,011.31	13.90	2.75
Class Z	Actual	1,000.00	1,220.80	9.88	1.77
	Hypothetical(c)	1,000.00	1,016.24	8.97	1.77

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,232.60	$8.59	1.53%
	Hypothetical(c)	1,000.00	1,017.44	7.76	1.53
Class C	Actual	1,000.00	1,286.20	13.22	2.30
	Hypothetical(c)	1,000.00	1,013.57	11.64	2.30
Class I	Actual	1,000.00	1,300.80	8.39	1.45
	Hypothetical(c)	1,000.00	1,017.80	7.35	1.45
Class Z	Actual	1,000.00	1,304.50	5.73	0.99
	Hypothetical(c)	1,000.00	1,020.16	5.03	0.99

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$1,141.90	$7.21	1.34%
	Hypothetical(c)	1,000.00	1,018.45	6.80	1.34
Class C	Actual	1,000.00	1,191.00	11.62	2.11
	Hypothetical(c)	1,000.00	1,014.53	10.68	2.11
Class I	Actual	1,000.00	1,206.20	7.49	1.35
	Hypothetical(c)	1,000.00	1,018.40	6.85	1.35
Class Z	Actual	1,000.00	1,208.20	5.27	0.95
	Hypothetical(c)	1,000.00	1,020.36	4.82	0.95

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Spectra Fund, Alger Dynamic Opportunities Fund and Alger Responsible Investing Fund designate $427,433,679, $4,175,536 and $4,603,397, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

For the year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 23.40% of Alger Emerging Markets Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2021. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Funds, The Alger Institutional Funds and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Trusts	Other
			in the	Directorships
	Position(s)		Alger Fund	Held by
	Held with		Complex(3)	Trustee
	the Trust and		which are	During
Name (Year of Birth)	Length of	Principal Occupation(s)	Overseen	Past Five
and Address(1)	Time Served	During Past Five Years	by Trustee	Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Fundraising Consultant since 2015, Schultz & Williams; Trustee since 2013, Pennsylvania Ballet School Committee Member since 2017, Germantown Friends School.	27	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	27	None
Roger P. Cheever (1945)	Trustee since 2000	Associate Vice President for Principal Gifts since 2008, Harvard University.	27	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	27	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	27	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	27	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Fund and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position		Officer
with Trust and Address(1)	Principal Occupations	Since
Officers(2):

Hal Liebes (1964) President	Executive Vice President, Chief Operating Officer (“COO”) and Secretary of Alger Management; COO and Secretary of Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director of Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary of Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, AML Compliance Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management.	2020
Rachel I. Winters (1987) Assistant Secretary	Paralegal and Compliance Officer of Alger Management.	2020

(1) The address of each officer is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.

(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal and Approval

At a meeting held on September 29, 2020 (Meeting), the Board of Trustees (Board) of The Alger Funds II (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (Sub-Adviser), an affiliate of Fred Alger Management, on behalf of Alger Dynamic Opportunities Fund (each, a Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. As part of the Board’s review, the Board received and considered information on the impact of the COVID-19 pandemic on the Funds and the Funds’ performance and operations.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to address the changing investment landscape. The Board also noted Fred Alger Management’s continuing efforts in connection with business continuity plans, including the effectiveness of those plans during the pandemic. The Board further noted Fred Alger Management’s engagement with key service providers regarding the COVID-19 pandemic. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the strong financial position of the Manager and its commitment to the mutual fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class A shares (each Fund’s oldest share class) were used as the representative share class for each Fund’s performance results. It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group. The Board noted that long-term performance could be impacted by even one period of significant outperformance or underperformance.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent and longer term performance of each Fund and the measures that the Manager was in the process of instituting, or had instituted, to seek to improve the performance of those Funds, if necessary. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Funds and discussed the enhancements FUSE has made to its reports.

A summary of each Fund’s performance results is below.

Alger Spectra Fund - The Peer Group for this Fund consisted of the Fund and 14 other all cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods outperformed or was equal to the median of its Peer Group, and for the three-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the second quartile of its Peer Universe, and for the 10-year period was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Alger Dynamic Opportunities Fund – The Peer Group for this Fund consisted of the Fund and 14 other long-short equity funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other long-short equity funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that Fund’s annualized total return for each of the one-, three-, five- and 10-year periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and 10-year periods. It was noted that the Sub-Adviser began sub-advising the Fund in March 2017. The Board concluded that the Fund’s performance was acceptable.

Alger Emerging Markets Fund – The Peer Group for this Fund consisted of the Fund and 14 other diversified emerging markets funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other diversified emerging markets funds. The Board noted that the Fund’s annualized total return for the one-year, three-year, five- year and since inception periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the first quartile of its Peer Universe, for the three- and five-year periods was in the second quartile of its Peer Universe, and for the since inception period was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-year, three-year, five-year and since inception periods. The Board noted that the Fund had less than 10 years of performance as of June 30, 2020. The Board concluded that the Fund’s performance was acceptable.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Responsible Investing Fund - The Peer Group for this Fund consisted of the Fund and 14 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the first quartile of its Peer Universe, for the three- and five-year periods was in the second quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board considered the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median Management Rate of the Fund’s respective Peer Group. FUSE fee data was based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board noted that the independent analysis conducted by FUSE was an appropriate measure of comparative fees and expenses. The FUSE Management Rate included administrative charges. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Group. The Board discussed those factors that could contribute to each Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group, including, for example, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

Alger Spectra Fund. The Board noted that the Management Rate for the Alger Spectra Fund was above the median and in the third quartile of its Peer Group.

Alger Dynamic Opportunities Fund. The Board noted that the Management Rate for the Alger Dynamic Opportunities Fund was better than the median and in the second quartile of its Peer Group.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Emerging Markets Fund. The Board noted that the Management Rate for the Alger Emerging Markets Fund was better than the median and in the first (least expensive) quartile of its Peer Group.

Alger Responsible Investing Fund. The Board noted that the Management Rate for the Alger Responsible Investing Fund was equal to the median and in the second quartile of its Peer Group.

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio of each Fund in comparison to the median expense ratio of the Fund’s respective Peer Group. The total net expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares.

Alger Spectra Fund. The Board noted that the total net expense ratio for the Alger Spectra Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. The Board also noted that the Fund’s total net expense ratio for Class Y shares reflected a fee waiver from management. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class Z shares. The Board also noted that Fred Alger Management had agreed to enter into an agreement to cap expenses for Class Z shares of the Alger Spectra Fund at 0.99% effective February 28, 2021.

Alger Dynamic Opportunities Fund. The Board noted that the total net expense ratio for the Alger Dynamic Opportunities Fund was above the median and in the third quartile of its Peer Group. The Board also noted that the Fund’s total net expense ratio for each share class reflected a fee waiver from management.

Alger Emerging Markets Fund. The Board noted that the total net expense ratio for the Fund was above the median and in the third quartile of its Peer Group. The Board also noted that the Fund’s total expense ratio for each share class reflected a fee waiver from management.

Alger Responsible Investing Fund. The Board noted that the total net expense ratio for the Alger Responsible Investing Fund was above the median and in the third quartile of its Peer Group. The Board also noted that the Fund’s total net expense ratio for Class A and Class Z shares reflected a fee waiver from management. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class A shares. The Board also considered Fred Alger Management’s proposal to remove the expense cap for Class A shares for the Fund at the end of its current term, noting the rationale for such change, and the impact to the Fund.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board concluded that the Management Rate charged to each Fund is reasonable. In doing so, the Board noted that, with respect to Alger Dynamic Opportunities Fund, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered overall profitability, as well as the profits, of Fred Alger Management and its affiliates, in providing investment management and other services to each Fund during the year ended June 30, 2020. The Board also reviewed the profitability methodology and the changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining the Manager’s profitability. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for Alger Spectra Fund, Alger Dynamic Opportunities Fund, and Alger Responsible Investing Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:
 • Social Security number and
 • Account balances and
• Transaction history and
 • Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?	We collect your personal information, for example, when you:
 • Open an account or
 • Make deposits or withdrawals from your account or
• Give us your contact information or
 • Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
 • sharing for affiliates’ everyday business purposes — information about your credit worthiness
 • affiliates from using your information to market to you
 • sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc., Weatherbie Capital, LLC and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFIIAR

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2020	$133,300
October 31, 2019	$133,300

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2020	$29,680
October 31, 2019	$36,480

d) All Other Fees:

October 31, 2020	$9,860
October 31, 2019	$9,860

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2020	$232,670, €72,885
October 31, 2019	$230,152, €75,612

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 21, 2020

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 21, 2020